N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                                [GRAPHIC OMITTED]

                              N/I NUMERIC INVESTORS
                                 Micro Cap Fund

                              N/I NUMERIC INVESTORS
                                   Growth Fund

                              N/I NUMERIC INVESTORS
                                  Mid Cap Fund

                              N/I NUMERIC INVESTORS
                              Larger Cap Value Fund

                              N/I NUMERIC INVESTORS
                              Small Cap Value Fund


                               Semi-Annual Report
                                February 29, 2000

                              N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              LARGER CAP VALUE FUND
                              SMALL CAP VALUE FUND

                                ADVISER'S REPORT

April 7, 2000

Dear Shareholder:

As your Funds' adviser, we are pleased to report the semi-annual results for the N/I NUMERIC INVESTORS FAMILY OF FUNDS ("the Funds") for the six months ended February 29, 2000.

                      NEW ECONOMY VERSUS OLD ECONOMY STOCKS

Over the last six months, the most popular topic of discussion among investment managers has been the new way to partition the stock market. Almost every investment letter and newspaper article we read makes mention of "New Economy" versus "Old Economy" stocks. Generally, Telecommunications, Media and Technology ("TMT") stocks comprise the New Economy while all remaining sectors are lumped into the Old Economy. In recent months, a surge of interest in the Human Genome Project has caused Biotech stocks to be placed among New Economy stocks as well.

Many shareholders have asked our opinion on this topic. The most effective way for us, at Numeric Investors L.P.(REGISTRATION MARK) ("Numeric"), to think through the question of Old versus New Economy stocks is to analyze how our quantitative models view these stocks. The primary stock selection tool we utilize for the N/I NUMERIC INVESTORS Growth and Micro Cap Funds is the ESTREND(TRADEMARK) model. For the Mid Cap Fund, ESTREND(TRADEMARK) and the FAIR VALUE model each contribute about half of the stock selection process. For the Larger and Small Cap Value Funds, ESTREND(TRADEMARK) plays only a minor role and FAIR VALUE is the model of choice.

New Economy stocks account for varying portions of your Funds' holdings depending on the role such stocks play in the Funds' benchmark indices. The Micro Cap and Growth Funds both contain over 50% in New Economy stocks, the Mid Cap Fund has a 35% exposure to such stocks, and the Small and Larger Cap Value Funds have much lower exposures.

We believe the ESTREND(TRADEMARK) model is an effective tool for uncovering New Economy stocks by quantitatively measuring the trend in analysts' estimate revisions. We find that many of these New Economy stocks initially reveal their future promise in the form of analysts becoming more optimistic about their earnings prospects. The ESTREND(TRADEMARK) model is run in real-time as new analysts' estimates are received, adapting to new information and the current market environment rapidly. Through the lens of the ESTREND(TRADEMARK) model, we hope to see which stocks are enjoying a surge in new opportunities and thus we believe we are better able to adapt to the next hot industry, when one emerges.

On the other side of the ledger, we believe valuation tools are not dead for New Economy stocks, at least not in the approach that Numeric uses in its FAIR VALUE model. The FAIR VALUE model is Numeric's tool of choice for selecting among Old Economy stocks because we believe such companies are less likely to "take on a new life" because of a company-changing new product. The FAIR VALUE model incorporates into the traditional "value" definition a willingness to pay more for stocks with the potential for rapid growth and higher quality. Thus the FAIR VALUE model has not struggled as much as "deep" value techniques in the recent pro-growth market environment.

Through the lens of our ESTREND(TRADEMARK) model, we find many New Economy stocks to be attractive because of their strongly rising earnings estimates. Not only are they forecast to grow their earnings rapidly, but their rate of growth also is increasing as estimates continue to soar. From the perspective of our FAIR VALUE model however, we believe most New Economy stocks look richly priced, especially when compared to Old Economy stocks. Implicit in the current spread in pricing between New and Old Economy stocks is the belief that New Economy companies will do even better than forecast, while Old Economy companies will fare even worse.

Numeric emphasizes the ESTREND(TRADEMARK) model when selecting among smaller, growth companies and, as a result, we are able to find attractive New Economy stocks to buy. Importantly, not every New Economy stock enjoys strongly rising earnings estimates, but we believe, many of these stocks have been buoyed to lofty valuations just by being in a New Economy industry. The ESTREND(TRADEMARK) model steers us away from companies without improving fundamentals. When the market adopts a more cynical view of New Economy companies, we are optimistic that our focus on companies with improving fundamentals will benefit the Funds.

             MARKET ENVIRONMENT - AUGUST 1999 THROUGH FEBRUARY 2000

AN EXTRAORDINARY PREFERENCE FOR GROWTH

The market environment for the six months ended February 29, 2000, produced the strongest preference for Growth stocks over Value stocks since market analysts began tracking returns for the two investment styles more than twenty years ago. The chart below shows that the spread in favor of Growth stocks was 31.4% among the larger cap stocks in the Russell 1000 Index, and 63.2% among the smaller stocks comprising the Russell 2000 Index, for the six months ended February 29, 2000. The chart also reveals that the smaller cap Russell 2000 Index produced higher returns than the larger cap Russell 1000 Index. This is the first six-month period in several years during which smaller stocks outperformed larger.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF TOTAL RETURN FOR THE SIX MONTH PERIOD
ENDED FEBRUARY 29, 2000

              Russell 1000         Russell 2000
     Growth      22.5%                66.0%
     Value       (8.9)%                2.8%

     SOURCE: FRANK RUSSELL COMPANY

INDUSTRY AND SECTOR PREFERENCES

Reflecting the market's predilection for smaller Growth stocks, two industries with great perceived potential to change the way we live, Internet and Biotech, produced returns far higher than the returns of smaller cap Growth stocks in general for the six months ended February 29, 2000. And the return of the Technology sector in general far eclipsed the return of other sectors. Excluding the returns of the two favored industries, the returns of the Russell 2000 Growth and 2500 Growth indices would have been lower by more than 13%.
Eliminating the return of Technology stocks from these indices would have produced returns one-half to one-third as great. It appears to Numeric that any underweighting in these most-favored industries or top-performing sector was extremely costly to investors over the last six months.

                                                     SIX-MONTH CAP-WEIGHTED
BENCHMARK, SECTOR OR INDUSTRY                  RETURNS THROUGH FEBRUARY 29, 2000
-----------------------------                  --------------------------------

RUSSELL 2500 GROWTH INDEX                                    +75.70%

Internet Stocks in Russell 2500 Growth Index                +180.64%
Biotech Stocks in Russell 2500 Growth Index                 +209.04%
Technology Stocks in Russell 2500 Growth Index              +157.20%

RUSSELL 2500 GROWTH INDEX EX-INTERNET & BIOTECH              +62.41%

RUSSELL 2500 GROWTH INDEX EX-TECHNOLOGY STOCKS               +23.62%

RUSSELL 2000 GROWTH INDEX                                    +66.04%

Internet Stocks in Russell 2000 Growth Index                +171.91%
Biotech Stocks in Russell 2000 Growth Index                 +230.59%
Technology Stocks in Russell 2000 Growth Index              +139.89%

RUSSELL 2000 GROWTH INDEX EX-INTERNET & BIOTECH              +52.82%

RUSSELL 2000 GROWTH INDEX EX-TECHNOLOGY STOCKS               +26.84%

Numeric seeks to control economic sector exposures in the Funds to within a few percentage points of the economic sector content of each Fund's benchmark index. The two strongest performing industries, Biotech and Internet, were generally underweighted in the Funds because these industries were judged by Numeric to not be responsive to changing earnings expectations (the ESTREND(TRADEMARK) model) or valuation forces (the FAIR VALUE model). Rather, we believe the market's fascination with these industries was not driven by near-term earnings expectations. As shown in the table above, the underweighting in these two industries reduced returns by approximately 13% from the returns that might have been achieved had the Funds maintained benchmark weightings in these industries.

SUCCESS OF THE STOCK SELECTION MODELS

Over the last six months, the ESTREND(TRADEMARK) model added value, while it has been the most perverse period for valuation techniques ever seen. The FAIR VALUE model was not immune to the extreme anti-value environment and produced significantly negative investment results, despite a willingness to pay more for growth and quality. More than responding to valuation or earnings revisions techniques however, we believe the market was especially kind to stocks with positive price momentum. In an extremely narrow market, we believe investors rewarded stocks that had been rising by bidding them up even more. Thus returns were highly concentrated in a few favored industries or the Technology sector in general, while the rest of the market languished. And now everyone is talking about New Economy versus Old Economy stocks.

THE EFFECT OF INVESTORS CHASING OTHER INVESTORS

We believe both institutional and retail fund inflows may have exacerbated the price action favoring Growth stocks. Retail mutual funds continue to experience robust inflows that have become increasingly concentrated in capital appreciation or growth-oriented funds. In particular, investors have increased their exposure to funds with significant New Economy exposure. In a study done by the Investment Company Institute on a sample of 1,520 domestic stock funds, the 10% with the largest inflows had about 30% exposure to Technology stocks, which was roughly double the amount held in the 10% with the lowest inflows. We believe that investors seem to be chasing performance as money has moved out of Value funds and into Growth funds. Over the past few months new flows have been bound mainly for Growth funds which has only added to the upward volatility in the growth investment style.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    FUND FLOWS OUT OF VALUE AND INTO GROWTH

FUND FLOWS IN $BILLION/MONTH

               Growth        Value
1/31/96         10.80         8.04
2/29/96          9.47         6.98
3/31/96          9.90         6.81
4/30/96         11.89         7.44
5/31/96         13.99         6.30
6/30/96          6.02         5.15
7/31/96          1.32         3.01
8/31/96          7.79         5.50
9/30/96          7.83         5.77
10/31/96         5.15         5.66
11/30/96         6.71         5.37
12/31/96         4.98         3.88
1/31/97          9.96        10.04
2/28/97          2.85         8.93
3/31/97          1.44         6.00
4/30/97          3.55         7.36
5/31/97          7.03         7.90
6/30/97          4.77         7.29
7/31/97          9.62        10.16
8/31/97          5.39         6.75
9/30/97         13.56         6.27
10/31/97         9.14         8.19
11/30/97         9.43         8.43
12/31/97         7.74         7.48
1/31/98          5.68         8.25
2/28/98          8.28        10.75
3/31/98          7.75        11.45
4/30/98         10.47        10.05
5/31/98          7.92         7.73
6/30/98          8.80         6.31
7/31/98          8.43         6.55
8/31/98         (3.98)       (0.78)
9/30/98          5.71         2.09
10/31/98         4.55        (1.77)
11/30/98         7.96         5.16
12/31/98         4.34         0.96
1/31/99          9.51         4.35
2/28/99          3.90         1.79
3/31/99         11.46         1.74
4/30/99         19.24         4.83
5/31/99          9.90         5.13
6/30/99          9.96         3.22
7/31/99         10.82         4.47
8/31/99          5.42         1.89
9/30/99          6.12         0.97
10/31/99        12.45         1.13
11/30/99        13.81        (3.81)
12/31/99        18.82        (9.52)
1/31/00         29.00       (12.53)

    SOURCE: INVESTMENT COMPANY INSTITUTE


In the chart above, flows into Growth and Value style funds are plotted since January 1996. Note how flows were positive and more or less equal for both fund styles prior to the Summer of 1998. Thereafter, flows strongly favored Growth funds over Value, with outflows from Value funds in recent months partially offsetting inflows into Growth funds since the fourth quarter of 1999.

The powerful fund flows into Growth funds and the superior returns of Growth stocks over Value stocks has led to a market with wide spreads in valuations. In the next chart, we plot the threshold P/E ratios above which 20% of the highest valuation stocks in the broad-market Russell 3000 Index sell, and below which 20% of the lowest valuation stocks sell. Numeric believes that the difference between these trailing price-earnings ratios is emblematic of the spread in valuation levels of the most in-favor and out-of-favor stocks in the market.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       High & Low P/E Quintile Thresholds
                               Trailing Earnings

P/E Quintile Thresholds
                             Highest                Lowest
                          P/E Quintile           P/E Quintile
Dec-78                        12.60                  6.30
Jan-79                        12.30                  6.30
Feb-79                        12.10                  6.40
Mar-79                        12.00                  6.50
Apr-79                        11.80                  6.40
May-79                        11.70                  6.30
Jun-79                        11.80                  6.30
Jul-79                        11.80                  6.30
Aug-79                        12.00                  6.30
Sep-79                        12.30                  6.40
Oct-79                        12.20                  6.20
Nov-79                        12.30                  6.10
Dec-79                        12.50                  6.00
Jan-80                        11.80                  5.70
Feb-80                        11.30                  5.50
Mar-80                        10.80                  5.30
Apr-80                        10.90                  5.40
May-80                        11.00                  5.50
Jun-80                        11.30                  5.70
Jul-80                        12.10                  5.70
Aug-80                        13.00                  5.80
Sep-80                        14.10                  6.00
Oct-80                        14.50                  6.00
Nov-80                        14.90                  6.10
Dec-80                        15.60                  6.20
Jan-81                        15.30                  6.20
Feb-81                        15.20                  6.20
Mar-81                        15.30                  6.30
Apr-81                        14.90                  6.30
May-81                        14.70                  6.40
Jun-81                        14.60                  6.50
Jul-81                        13.60                  6.20
Aug-81                        12.80                  5.90
Sep-81                        12.10                  5.70
Oct-81                        12.20                  5.70
Nov-81                        12.50                  5.80
Dec-81                        12.90                  6.00
Jan-82                        12.10                  5.70
Feb-82                        11.50                  5.50
Mar-82                        11.00                  5.40
Apr-82                        11.10                  5.30
May-82                        11.30                  5.30
Jun-82                        11.60                  5.30
Jul-82                        12.10                  5.50
Aug-82                        12.70                  5.70
Sep-82                        13.40                  6.00
Oct-82                        14.60                  6.20
Nov-82                        15.90                  6.50
Dec-82                        17.40                  6.90
Jan-83                        17.90                  7.00
Feb-83                        18.60                  7.20
Mar-83                        19.50                  7.50
Apr-83                        21.50                  7.80
May-83                        23.60                  8.10
Jun-83                        26.00                  8.50
Jul-83                        25.20                  8.30
Aug-83                        24.80                  8.20
Sep-83                        24.50                  8.20
Oct-83                        24.30                  8.20
Nov-83                        24.30                  8.30
Dec-83                        24.60                  8.40
Jan-84                        22.70                  8.20
Feb-84                        21.10                  8.10
Mar-84                        19.60                  8.00
Apr-84                        18.20                  7.60
May-84                        17.00                  7.30
Jun-84                        15.90                  7.00
Jul-84                        15.80                  7.20
Aug-84                        15.90                  7.40
Sep-84                        16.10                  7.70
Oct-84                        16.00                  7.60
Nov-84                        16.10                  7.60
Dec-84                        16.30                  7.70
Jan-85                        16.30                  7.80
Feb-85                        16.40                  7.90
Mar-85                        16.70                  8.10
Apr-85                        17.10                  8.20
May-85                        17.70                  8.30
Jun-85                        18.50                  8.60
Jul-85                        18.10                  8.40
Aug-85                        17.90                  8.30
Sep-85                        17.90                  8.30
Oct-85                        19.00                  8.60
Nov-85                        20.40                  9.00
Dec-85                        21.90                  9.50
Jan-86                        23.30                  9.80
Feb-86                        24.90                 10.30
Mar-86                        26.80                 10.80
Apr-86                        27.50                 11.00
May-86                        28.40                 11.30
Jun-86                        29.60                 11.70
Jul-86                        27.50                 11.30
Aug-86                        25.70                 11.00
Sep-86                        24.10                 10.80
Oct-86                        24.30                 10.70
Nov-86                        24.70                 10.70
Dec-86                        25.30                 10.80
Jan-87                        28.40                 11.60
Feb-87                        29.30                 11.60
Mar-87                        30.10                 11.60
Apr-87                        29.60                 11.40
May-87                        30.50                 11.20
Jun-87                        31.40                 11.50
Jul-87                        31.10                 12.50
Aug-87                        31.60                 12.90
Sep-87                        31.10                 12.70
Oct-87                        21.60                 10.00
Nov-87                        19.30                  9.30
Dec-87                        22.40                 10.00
Jan-88                        20.20                 10.30
Feb-88                        21.60                 10.60
Mar-88                        20.80                 10.30
Apr-88                        20.40                 10.10
May-88                        19.10                  9.90
Jun-88                        20.40                 10.20
Jul-88                        19.20                  9.90
Aug-88                        17.10                  9.20
Sep-88                        17.70                  9.50
Oct-88                        17.50                  9.30
Nov-88                        16.60                  9.10
Dec-88                        17.00                  9.30
Jan-89                        17.90                  9.50
Feb-89                        17.60                  9.20
Mar-89                        18.30                  9.40
Apr-89                        19.30                  9.60
May-89                        20.30                 10.00
Jun-89                        20.00                  9.80
Jul-89                        21.60                 10.30
Aug-89                        21.00                 10.40
Sep-89                        22.00                 10.20
Oct-89                        21.40                 10.30
Nov-89                        21.80                 10.30
Dec-89                        21.50                 10.30
Jan-90                        19.90                 10.00
Feb-90                        20.70                 10.10
Mar-90                        21.20                 10.30
Apr-90                        21.10                 10.00
May-90                        23.50                 11.10
Jun-90                        23.90                 11.20
Jul-90                        23.60                 10.90
Aug-90                        21.30                 10.00
Sep-90                        19.90                  9.50
Oct-90                        19.20                  9.70
Nov-90                        20.80                 10.50
Dec-90                        21.10                 10.70
Jan-91                        21.20                 11.20
Feb-91                        23.50                 12.00
Mar-91                        24.80                 11.90
Apr-91                        23.70                 12.10
May-91                        25.00                 11.80
Jun-91                        24.20                 11.50
Jul-91                        25.60                 12.50
Aug-91                        26.60                 12.30
Sep-91                        26.00                 12.60
Oct-91                        28.60                 12.70
Nov-91                        29.80                 12.30
Dec-91                        34.40                 13.20
Jan-92                        41.00                 13.50
Feb-92                        41.50                 13.30
Mar-92                        40.90                 12.90
Apr-92                        37.30                 13.90
May-92                        37.50                 14.00
Jun-92                        39.70                 14.00
Jul-92                        40.70                 14.40
Aug-92                        37.90                 13.90
Sep-92                        38.60                 14.20
Oct-92                        33.70                 14.20
Nov-92                        35.70                 14.80
Dec-92                        35.20                 14.90
Jan-93                        32.00                 14.30
Feb-93                        32.00                 14.20
Mar-93                        33.40                 14.40
Apr-93                        30.70                 14.00
May-93                        31.60                 14.20
Jun-93                        32.50                 14.30
Jul-93                        32.00                 13.80
Aug-93                        33.40                 14.20
Sep-93                        35.50                 14.20
Oct-93                        34.90                 13.70
Nov-93                        36.60                 13.50
Dec-93                        36.70                 13.50
Jan-94                        39.90                 13.60
Feb-94                        32.20                 13.30
Mar-94                        30.80                 12.70
Apr-94                        29.90                 12.80
May-94                        30.20                 12.30
Jun-94                        30.80                 12.10
Jul-94                        29.40                 12.40
Aug-94                        30.70                 12.60
Sep-94                        30.90                 12.40
Oct-94                        27.60                 12.40
Nov-94                        26.50                 11.80
Dec-94                        26.40                 11.90
Jan-95                        24.90                 12.00
Feb-95                        22.90                 12.00
Mar-95                        23.50                 12.20
Apr-95                        23.20                 11.90
May-95                        22.90                 12.60
Jun-95                        24.60                 12.90
Jul-95                        26.30                 12.60
Aug-95                        25.30                 12.50
Sep-95                        25.50                 12.80
Oct-95                        24.90                 12.50
Nov-95                        26.10                 12.90
Dec-95                        26.40                 13.20
Jan-96                        31.50                 13.00
Feb-96                        33.50                 13.00
Mar-96                        34.30                 13.40
Apr-96                        33.40                 13.30
May-96                        35.80                 13.60
Jun-96                        38.20                 13.70
Jul-96                        33.40                 13.00
Aug-96                        33.70                 12.90
Sep-96                        37.70                 13.40
Oct-96                        35.70                 13.60
Nov-96                        37.10                 14.60
Dec-96                        36.70                 14.80
Jan-97                        34.80                 15.00
Feb-97                        31.50                 14.90
Mar-97                        30.70                 14.10
Apr-97                        30.90                 14.50
May-97                        33.50                 15.20
Jun-97                        38.20                 15.80
Jul-97                        42.70                 16.20
Aug-97                        39.00                 15.80
Sep-97                        42.30                 16.60
Oct-97                        41.30                 16.00
Nov-97                        41.80                 16.80
Dec-97                        40.40                 16.80
Jan-98                        40.90                 16.00
Feb-98                        42.40                 17.10
Mar-98                        48.00                 18.00
Apr-98                        52.40                 18.30
May-98                        48.60                 17.60
Jun-98                        59.40                 18.20
Jul-98                        51.30                 17.70
Aug-98                        41.50                 14.80
Sep-98                        47.60                 15.90
Oct-98                        47.40                 17.20
Nov-98                        54.50                 18.40
Dec-98                        68.30                 18.80
Jan-99                        63.90                 18.70
Feb-99                        56.20                 18.10
Mar-99                        70.00                 18.90
Apr-99                        56.90                 19.40
May-99                        57.20                 18.80
Jun-99                        64.90                 19.90
Jul-99                        55.70                 19.40
Aug-99                        60.10                 18.60
Sep-99                        60.60                 18.10
Oct-99                        58.40                 18.70
Nov-99                        71.90                 18.70
Dec-99                        99.30                 19.10
Jan-00                        93.50                 17.70
Feb-00                       121.40                 16.60

SOURCE: FRANK RUSSELL COMPANY

The chart above shows that there has been an explosion in the P/E ratios of the most favored stocks since the fourth quarter of 1999 and more broadly since the middle of 1998. This coincides precisely with the fund-flow shift in favor of Growth stocks shown in the prior chart.

The remarkable aspect of the chart above is that stocks selling at price-earnings ratios of 121.4 and higher are pricing perfection, and reality so often falls short. Thus, 20% of the U.S. market capitalization is concentrated in stocks with extremely optimistic growth expectations. Whereas we agree that the New Economy offers the potential to improve the quality of life for everyone, we doubt that all companies in these favored industries will be able to produce "perfect" earnings growth. Rather, we believe that a few companies will succeed but most will face competition and unforeseen obstacles that will make their present prices appear too optimistic. That is why we emphasize the ESTREND(TRADEMARK) model when selecting among New Economy stocks, to endeavor to avoid those companies where disappointments lurk.

FUND RETURNS THROUGH FEBRUARY 29, 2000

The six month return through February 29, 2000 for the N/I MICRO CAP FUND was +46.77%, compared to its benchmark, the Russell 2000 Growth Index, an unmanaged index of smaller capitalization Growth stocks, which returned +66.04%. We believe that the Fund's disappointing returns relative to its benchmark were primarily due to under exposure to the Internet and Biotech industries. Over the one-year period ended February 29, 2000, the N/I MICRO CAP FUND'S return was +73.64% versus +84.06% for the benchmark. It appears that weak performance in the most recent six-month period more than erased good relative returns during the prior six months. Since inception on June 3, 1996, the Fund's annualized return has been +31.61% versus +17.95% for the Russell 2000 Growth Index.

The six month return through February 29, 2000 for the N/I GROWTH FUND was +60.15%, compared to its benchmark, the Russell 2500 Growth Index, an unmanaged index of smaller capitalization Growth stocks, which returned +75.38%. We believe that the Fund's disappointing returns relative to its benchmark also were primarily due to under exposure to the Internet and Biotech industries. Over the one-year period ended February 29, 2000, the N/I GROWTH FUND'S return was +95.94% versus +105.48% for the benchmark. Since inception on June 3, 1996, the Fund's annualized return has been +25.76% versus +23.90% for the Russell 2500 Growth Index.

The six month return through February 29, 2000 for the N/I MID CAP FUND (formerly n/i Growth & Value Fund) was +10.66%, compared to its benchmark, the S&P MidCap 400 Index, an unmanaged index of medium capitalization Growth stocks, which returned +18.09%. We believe that the Fund's disappointing returns relative to its benchmark were due primarily to poor performance in the FAIR VALUE model. Over the one-year period ended February 29, 2000, the N/I MID CAP FUND'S return was +27.06% versus +30.96% for the benchmark. Since inception on June 3, 1996, the Fund's annualized return has been +21.11% versus +20.65% for the S&P MidCap 400 Index.

The six month return through February 29, 2000 for the N/I LARGER CAP VALUE FUND was -20.86%, compared to its benchmark, the Russell 1000 Value Index, an unmanaged index of larger capitalization stocks with value characteristics, which returned -8.88%. We believe that the Fund's disappointing returns relative to its benchmark were due primarily to the extremely poor environment for value investing and poor performance in the FAIR VALUE model. Over the one-year period ended February 29, 2000, the N/I LARGER CAP VALUE FUND'S return was -15.78% versus -3.27% for the benchmark. Since inception on December 9, 1997, the Fund's annualized return has been -4.58% versus +4.77% for the Russell 1000 Value Index.

The six month return through February 29, 2000 for the N/I SMALL CAP VALUE FUND was -12.72%, compared to its benchmark, the Russell 2000 Value Index, an unmanaged index of smaller capitalization stocks with value characteristics, which returned 2.82%. Over the one-year period ended February 29, 2000, the N/I SMALL CAP VALUE FUND'S return was -0.31% versus 11.80% for the benchmark. We believe that the Fund's disappointing returns relative to its benchmark were due to the extremely poor environment for value investing and some specific stocks in the Biotech sector that accounted for much of the benchmark's return. Since inception on November 30, 1998, the Fund's annualized return has been -5.20% versus +3.97% for the Russell 2000 Value Index.

GOING FORWARD

We approach the future with increasing optimism about your Funds' ability to again generate positive returns relative to their benchmarks. Of course there can be no guarantee that these positive relative returns will be achieved and there can be no assurance whatever that a portfolio of stocks will not decline in the face of a falling market. Still, we have two reasons to feel optimistic.

First, we believe the tone of the market has improved for our processes since the end of February. As we write this letter in early April, we note that performance during the month of March for four of the five N/I NUMERIC INVESTORS Funds was significantly ahead of their respective benchmarks. We are gratified that the market has stopped rewarding narrow, speculative sectors of the market as of the date of this letter and we are optimistic that flows and prices will rationalize the wide spreads in valuations between New and Old Economy stocks.

Second, we have made an important but small modification to our portfolio construction rules which we believe should reduce the variation of the Funds' returns from their benchmarks' returns and reduce our exposure to the difference between New and Old Economy stocks. Specifically, we now endeavor to limit each Fund's exposure to any industry to be within 3% of the industry's weight in the Fund's benchmark. We believe that the market appears to be adjusting the prices of Internet stocks to reflect changing earnings expectations, so we can use our ESTREND(TRADEMARK) model to select stocks in this industry. In Biotech stocks where our models are less powerful, we intend to buy a diversified basket of stocks in an attempt to keep each Fund's industry exposure from falling more than 3% below the exposure of the Fund's benchmark.

On a separate note, as some of you are aware, the Board of Directors of the Fund recently recommended that the N/I LARGER CAP VALUE FUND be liquidated and terminated. The reason for this is that it will be very difficult to manage a diversified portfolio if assets decline further. Total Fund assets on April 7th were $1.5 million. We regret that this recommendation had to be made but believe that it is in the best interests of shareholders.

Thank you for your support and confidence.

Sincerely,

/S/ L B Wheeler
Langdon B. Wheeler, CFA
President

Numeric Investors L.P.(REGISTRATION MARK)

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                      (NOTE 1)
-----------------------------------------------------------------------
           COMMON STOCKS--96.7%
           ADVERTISING--0.5%
  24,400   ADVO, Inc.*/** ................................ $    677,100
                                                           ------------
           APPAREL--0.1%
   4,400   Kellwood Co. ..................................       74,250
                                                           ------------
           ATHLETIC EQUIPMENT--0.4%
  21,100   Direct Focus, Inc.* ...........................      589,481
                                                           ------------
           AUTOMOBILE PARTS & EQUIPMENT--0.9%
  40,100   American Axle & Manufacturing
             Holdings, Inc.* .............................      558,894
  28,800   Copart, Inc.* .................................      605,700
                                                           ------------
                                                              1,164,594
                                                           ------------
           AUTOMOBILE RENTALS--0.4%
  42,000   Dollar Thrifty Automotive Group,
             Inc.*/** ....................................      551,250
                                                           ------------
           BANKS--1.4%
  49,300   East West Bancorp, Inc. .......................      619,331
  13,000   GBC Bancorp** .................................      351,000
  12,000   Greater Bay Bancorp** .........................      471,000
   5,900   Silicon Valley Bancshares* ....................      467,575
                                                           ------------
                                                              1,908,906
                                                           ------------
           BEVERAGES--1.0%
   7,300   Canandaigua Brands, Inc., Class A* ............      357,700
  28,800   Celestial Seasonings, Inc.* ...................      748,800
   5,500   Robert Mondavi Corp., Class A * ...............      201,438
                                                           ------------
                                                              1,307,938
                                                           ------------
           BUSINESS SERVICES--4.0%
  13,400   Boron, Lepore & Associates, Inc.* .............      114,737
   8,500   Cognizant Technology Solutions Corp.* .........      927,562
  10,050   Diamond Technology Partners Inc.* .............      687,169
  22,500   F.Y.I. Inc.*/** ...............................      669,375
   9,600   Forrester Research, Inc.*/** ..................      384,000
  37,400   InterCept Group, Inc. (The)* ..................      906,950
  11,600   Meta Group, Inc.*/** ..........................      359,600
   3,900   Plexus Corp.*/** ..............................      220,228
  27,900   Quanta Services, Inc.*/** .....................    1,129,950
                                                           ------------
                                                              5,399,571
                                                           ------------
           COMPUTER COMPONENTS--1.9%
   9,200   Advanced Digital Information Corp.* ...........      833,750
   6,300   Documentum, Inc.*/** ..........................      475,256
  38,700   Integrated Measurement System, Inc.*/** .......      846,562
   7,200   Silicon Storage Technology, Inc.* .............      454,500
                                                           ------------
                                                              2,610,068
                                                           ------------

-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                      (NOTE 1)
-----------------------------------------------------------------------
           COMPUTER DATA SECURITY--0.2%
   3,200   ISS Group, Inc.* .............................. $    336,000
                                                           ------------
           COMPUTER GRAPHICS--0.5%
  10,400   NVIDIA Corp.* .................................      665,600
                                                           ------------
           COMPUTER NETWORKING PRODUCTS--2.4%
  24,900   Apex Inc.* ....................................    1,117,387
   9,700   Black Box Corp.* ..............................      725,681
  30,700   Objective Systems Integrators, Inc.* ..........      590,975
   5,800   Proxim, Inc.* .................................      832,300
                                                           ------------
                                                              3,266,343
                                                           ------------
           COMPUTER PERIPHERAL EQUIPMENT--2.6%
  28,950   Cybex Computer Products Corp.* ................    1,346,175
  32,500   In Focus Systems, Inc.* .......................    1,088,750
  64,000   Splash Technology Holdings, Inc.* .............    1,056,000
                                                           ------------
                                                              3,490,925
                                                           ------------
           COMPUTER SERVICES--1.6%
   8,000   Brio Technology, Inc.* ........................      320,500
  32,900   Pomeroy Computer Resources, Inc.* .............      538,737
   5,612   Wind River Systems, Inc.* .....................      325,847
  20,700   Zomax Inc.* ...................................    1,013,006
                                                           ------------
                                                              2,198,090
                                                           ------------
           COMPUTER SOFTWARE--10.3%
  48,200   3DO Co. (The)*/** .............................      723,000
   1,400   Allaire Corp.* ................................      181,125
  14,700   Aspen Technology, Inc.* .......................      657,825
  39,700   AVT Corp.*/** .................................    1,049,569
  29,700   CACI International Inc.* ......................      844,594
   9,900   click2learn.com, Inc.* ........................      164,587
  37,800   Continuus Software Corp.* .....................      370,912
  11,000   CyberCash, Inc.* ..............................      115,500
   7,300   DSET Corp.*/** ................................      182,500
   9,900   Interliant Inc.* ..............................      424,462
  11,600   InterVoice-Brite, Inc.* .......................      419,050
   5,300   Kronos, Inc.*/** ..............................      336,550
  11,300   Logility, Inc. * ..............................      180,800
  19,500   MapInfo Corp.* ................................      672,750
   9,600   Mercury Computer Systems, Inc.* ...............      462,600
   3,100   NetIQ Corp.*/** ...............................      208,087
  15,400   NetScout Systems, Inc.* .......................      316,662
  12,100   Pinnacle Systems, Inc.* .......................      606,512
   1,600   Primus Knowledge Solutions, Inc.* .............      192,000
  31,400   Progress Software Corp.* ......................      783,037
   4,000   Proxicom, Inc.* ...............................      167,500
   6,900   Radiant Systems, Inc.* ........................      352,762
  26,600   SERENA Software, Inc.* ........................    1,122,187
  70,000   Take-Two Interactive Software, Inc.*/** .......      870,625

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                      (NOTE 1)
-----------------------------------------------------------------------
           COMPUTER SOFTWARE--(CONTINUED)
  10,700   TenFold Corp.*/** ............................. $    537,006
  32,700   Voyager.net, Inc.* ............................      351,525
   9,300   WebTrends Corp.* ..............................      883,500
  25,300   Unigraphics Solutions Inc.*/** ................      700,494
                                                           ------------
                                                             13,877,721
                                                           ------------
           CONSTRUCTION--0.2%
  12,100   Centex Construction Products, Inc. ............      281,325
                                                           ------------
           ELECTRICAL EQUIPMENT--3.5%
  18,200   Applied Science & Technology, Inc.* ...........      629,037
   9,600   Brooktrout, Inc.* .............................      460,800
  20,200   C&D Technologies, Inc. ........................      944,350
   2,900   Credence Systems Corp.* .......................      386,425
  23,900   CyberOptics Corp.* ............................      878,325
   8,100   Cymer, Inc.* ..................................      444,487
   3,300   Power-One, Inc.* ..............................      162,112
  16,900   Salton, Inc.*/** ..............................      796,412
                                                           ------------
                                                              4,701,948
                                                           ------------
           ELECTRONIC COMPONENTS & ACCESSORIES--2.3%
  21,600   Electro Scientific Industries, Inc.* ..........    1,224,450
  11,500   MKS Instruments, Inc.* ........................      523,250
  16,400   Pioneer-Standard Electronics, Inc.** ..........      301,350
  18,000   Technitrol, Inc. ..............................      843,750
   3,233   Three-Five Systems, Inc.* .....................      198,425
                                                           ------------
                                                              3,091,225
                                                           ------------
           ELECTRONICS--1.0%
  14,500   Applied Films Corp.* ..........................      424,125
  16,600   Cohu, Inc. ....................................      935,825
                                                           ------------
                                                              1,359,950
                                                           ------------
           ELECTRONICS - INSTRUMENTS--1.4%
  12,600   Anaren Microwave, Inc.*/** ....................      956,025
  49,400   FEI Co. .......................................      994,175
                                                           ------------
                                                              1,950,200
                                                           ------------
           ENVIRONMENTAL SERVICES--0.8%
  43,600   Tetra Tech, Inc.*/** ..........................    1,092,725
                                                           ------------
           FINANCIAL SERVICES--1.5%
  38,700   Advanta Corp., Class A** ......................      720,787
  21,600   Doral Financial Corp. .........................      211,950
   8,000   DVI Financial Corp.* ..........................      118,000
  45,100   LaBranche & Co. Inc.* .........................      546,837
  20,900   Triad Guaranty Inc.*/** .......................      438,900
                                                           ------------
                                                              2,036,474
                                                           ------------

-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                      (NOTE 1)
-----------------------------------------------------------------------
           FOOD & AGRICULTURE--0.9%
  42,800   Del Monte Foods Co.*/** ....................... $    535,000
  17,600   Hain Food Group, Inc. (The)* ..................      646,800
                                                           ------------
                                                              1,181,800
                                                           ------------
           HEALTH CARE--0.8%
  41,100   RehabCare Group, Inc.* ........................    1,104,562
                                                           ------------
           HOSPITALS--0.6%
  52,800   LifePoint Hospitals, Inc.* ....................      795,300
                                                           ------------
           HOUSEHOLD PRODUCTS--0.5%
  23,600   Libbey Inc. ...................................      634,250
                                                           ------------
           INDUSTRIAL MACHINERY--0.7%
   9,300   Brooks Automation, Inc.* ......................      671,925
  16,000   Lincoln Electric Holdings, Inc. ...............      312,000
                                                           ------------
                                                                983,925
                                                           ------------
           INSURANCE - BROKER--0.4%
  70,700   Quotesmith.com, Inc.* .........................      503,737
                                                           ------------
           INSURANCE - HEALTH & LIFE--0.6%
   3,700   Nationwide Financial Services, Inc.,
             Class A .....................................       85,331
  27,400   StanCorp Financial Group, Inc. ................      674,725
                                                           ------------
                                                                760,056
                                                           ------------
           INSURANCE - PROPERTY & CASUALTY--0.4%
  46,700   CNA Surety Corp. ..............................      531,212
                                                           ------------
           INTERNET SOFTWARE--1.2%
   7,400   About.com, Inc.*/** ...........................      519,850
     300   Chordiant Software, Inc. */** .................       10,500
     200   DigitalThink, Inc. * ..........................        8,150
   1,300   Go2Net, Inc.* .................................      113,100
     100   net.Genesis Corp. * ...........................        5,619
  30,400   Quokka Sports, Inc.*/** .......................      383,800
   3,300   SportsLine.com, Inc. * ........................      152,213
  43,700   Women.com Networks, Inc. */** .................      434,269
                                                           ------------
                                                              1,627,501
                                                           ------------
           INVESTMENT ADVICE--0.3%
  18,100   BlackRock, Inc.* ..............................      392,544
                                                           ------------
           LABORATORY ANALYTICAL INSTRUMENTS--0.5%
  15,300   Varian Inc.* ..................................      610,087
                                                           ------------
           LEISURE & ENTERTAINMENT--0.4%
  13,700   Anchor Gaming* ................................      570,262
                                                           ------------

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                      (NOTE 1)
-----------------------------------------------------------------------
           MACHINERY--1.4%
   7,600   Asyst Technologies, Inc.* ..................... $    348,650
   5,000   Helix Technology Corp.** ......................      355,625
  11,400   Kulicke & Soffa Industries, Inc.* .............      906,300
  16,400   United Dominion Industries Ltd. ...............      302,375
                                                           ------------
                                                              1,912,950
                                                           ------------
           MANUFACTURING--0.5%
  46,800   ESCO Electronics Corp.* .......................      702,000
                                                           ------------
           MEDICAL INSTRUMENTS & SUPPLIES--6.2%
  19,600   Albany Molecular Research, Inc.* ..............      945,700
  70,650   Candela Corp., Inc.*/** .......................    1,059,750
   4,100   Cooper Companies, Inc. (The) ..................      112,494
  17,700   Datascope Corp. ...............................      705,787
  16,200   Endocare, Inc.*/** ............................      292,612
  20,600   INAMED Corp.* .................................      780,225
   6,700   Mentor Corp. ..................................      185,925
  25,900   PolyMedica Corp.*/** ..........................    1,199,494
  14,300   ResMed Inc.*/** ...............................    1,067,137
  27,400   SurModics, Inc.* ..............................      849,400
   8,900   Wesley Jessen VisionCare, Inc.* ...............      255,875
  16,500   Zoll Medical Corp.*/** ........................      858,000
                                                           ------------
                                                              8,312,399
                                                           ------------
           MEDICAL & MEDICAL SERVICES--1.9%
  12,800   IDEXX Laboratories, Inc.* .....................      378,400
   4,900   Invitrogen Corp.* .............................      414,050
  20,400   MedQuist Inc.* ................................      525,300
  24,000   Mid Atlantic Medical Services, Inc.* ..........      196,500
  15,600   Pharmacopeia, Inc.*/** ........................    1,061,775
                                                           ------------
                                                              2,576,025
                                                           ------------
           METAL FABRICATING--0.4%
  47,400   Intermet Corp.** ..............................      533,250
                                                           ------------
           MOTOR HOMES--0.3%
  22,400   Monaco Coach Corp.* ...........................      403,200
                                                           ------------
           OFFICE & BUSINESS EQUIPMENT--0.5%
  23,500   United Stationers Inc.* .......................      631,563
                                                           ------------
           OIL & GAS FIELD EXPLORATION--2.6%
  19,100   Atwood Oceanics, Inc.* ........................    1,014,688
  85,700   Key Energy Services, Inc.* ....................      851,644
   4,200   SEACOR SMIT Inc.*/** ..........................      203,700
  33,900   UTI Energy Corp.*/** ..........................    1,086,919
  27,900   Vintage Petroleum, Inc. .......................      404,550
                                                           ------------
                                                              3,561,501
                                                           ------------

-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                      (NOTE 1)
-----------------------------------------------------------------------
          OPTICAL INSTRUMENTS & LENSES--1.0%
  10,300   Meade Instruments Corp.* ...................... $    243,338
  65,400   Robotic Vision Systems, Inc.*/** ..............    1,144,500
                                                           ------------
                                                              1,387,838
                                                           ------------
           PAPER & ALLIED PRODUCTS--0.5%
  50,800   Schweitzer-Mauduit International, Inc. ........      692,150
                                                           ------------
           PHARMACEUTICALS--3.5%
  18,200   Alpharma Inc., Class A** ......................      630,175
  51,800   Bindley Western Industries, Inc. ..............      890,313
  13,000   Biomatrix, Inc.*/** ...........................      381,875
  10,200   COR Therapeutics, Inc.*/** ....................      914,175
  10,600   Corixa Corp.* .................................      736,038
  12,800   GelTex Pharmaceuticals, Inc.* .................      280,800
   4,100   King Pharmaceuticals, Inc.*/** ................      195,519
  30,200   Ligand Pharmaceuticals, Inc., Class B* ........      656,850
                                                           ------------
                                                              4,685,745
                                                           ------------
           PHOTOGRAPHIC EQUIPMENT & SUPPLIES--0.8%
  26,800   Concord Camera Corp.* .........................    1,011,700
                                                           ------------
           RECREATIONAL--0.3%
  15,200   SCP Pool Corp.* ...............................      377,150
                                                           ------------
           RESIDENTIAL CONSTRUCTION--0.4%
  52,000   Standard Pacific Corp.** ......................      552,500
                                                           ------------
           RESTAURANTS--0.7%
   6,700   P.F. Chang's China Bistro, Inc.* ..............      201,419
  38,500   RARE Hospitality International, Inc.* .........      726,688
                                                           ------------
                                                                928,107
                                                           ------------
           RETAIL - CATALOG & MAIL ORDER HOUSES--0.0%
   6,900   Sharper Image Corp.* ..........................       62,100
                                                           ------------
           RETAIL - COMPUTER EQUIPMENT--1.0%
  41,300   Electronics Boutique Holdings Corp.*/** .......      604,013
  27,500   PC Connection, Inc.* ..........................      723,594
                                                           ------------
                                                              1,327,607
                                                           ------------
           RETAIL - DEPARTMENT STORES--0.1%
  10,100   Ames Department Stores, Inc.*/** ..............      142,663
                                                           ------------
           RETAIL - FAMILY CLOTHING STORES--0.5%
  29,100   Factory 2-U Stores Inc.*/** ...................      705,675
                                                           ------------
           RETAIL - INTERNET--0.2%
  26,700   Cyberian Outpost, Inc.*/** ....................      235,294
   7,800   VarsityBooks.com Inc.*/** .....................       68,250
                                                           ------------
                                                                303,544
                                                           ------------

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                      (NOTE 1)
-----------------------------------------------------------------------
           RETAIL - JEWELRY STORES--0.4%
  28,100   Whitehall Jewellers, Inc.*/** ................. $    549,706
                                                           ------------
           RETAIL - LUMBER & OTHER BUILDING MATERIALS--0.3%
  35,600   Building Materials Holding Corp.*/** ..........      357,113
                                                           ------------
           RETAIL - SHOE STORES--0.2%
  20,600   Brown Shoe Company, Inc. ......................      216,300
                                                           ------------
           RETAIL - SPECIALTY--0.6%
  14,300   CSK Auto Corp.* ...............................      164,450
  37,900   Hot Topic, Inc.*/** ...........................      644,300
                                                           ------------
                                                                808,750
                                                           ------------
           RETAIL - SPECIALTY APPAREL--2.3%
  42,700   Braun's Fashion Corp.* ........................      640,500
  12,200   Cato Corp. (The), Class A .....................      122,000
   6,400   Columbia Sportswear Co.* ......................      133,200
  30,900   Deb Shops, Inc. ...............................      478,950
  13,700   Gadzooks, Inc.* ...............................      218,344
  31,800   Guess?, Inc.* .................................      677,737
   8,500   Kenneth Cole Productions, Inc.,
             Class A*/** .................................      433,500
  11,800   Pacific Sunwear of California, Inc.*/** .......      300,163
   4,800   Wilsons, The Leather Experts, Inc. * ..........      122,400
                                                           ------------
                                                              3,126,794
                                                           ------------
           SCHOOLS--1.7%
   7,400   Bright Horizons Family Solutions,
             Inc.*/** ....................................      124,875
  40,300   Corinthian Colleges, Inc.* ....................      720,363
  47,100   Education Management Corp.* ...................      612,300
  31,000   Learning Tree International, Inc.* ............      825,375
                                                           ------------
                                                              2,282,913
                                                           ------------
           SEMICONDUCTORS--6.2%
   3,200   Alpha Industries, Inc.* .......................      464,600
   3,900   Cree, Inc.* ...................................      732,713
  15,800   Elantec Semiconductor, Inc* ...................      994,413
  25,400   Electroglas, Inc.* ............................      984,250
  35,500   Integrated Silicon Solution, Inc.* ............      987,344
  10,200   International Rectifier Corp.* ................      427,125
   8,300   inTEST Corp.* .................................      207,500
  20,900   Pericom Semiconductor Corp.* ..................      862,125
  26,300   Silicon Valley Group, Inc.* ...................      665,719
  30,000   TelCom Semiconductor, Inc.* ...................      663,750
   5,800   TriQuint Semiconductor, Inc.*/** ..............      688,750
  12,700   Varian Semiconductor Equipment
             Associates, Inc.* ...........................      738,188
                                                           ------------
                                                              8,416,477
                                                           ------------

-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                      (NOTE 1)
-----------------------------------------------------------------------
           SERVICES - COMPUTER INTEGRATED SYSTEM
           DESIGN--0.4%
   4,900   Cysive, Inc. */** ............................. $    524,300
                                                           ------------
           SERVICES - EMPLOYMENT AGENCIES--1.3%
  39,000   Hall Kinion & Associates, Inc.* ...............      702,000
  15,800   Korn/Ferry International* .....................      592,500
  18,500   RemedyTemp, Inc.* .............................      411,625
                                                           ------------
                                                              1,706,125
                                                           ------------
           SERVICES - HEALTH CARE MANAGEMENT--1.2%
  28,800   Accredo Health, Inc.* .........................      849,600
   7,750   Dendrite International, Inc.* .................      190,844
  26,000   Professional Detailing, Inc.*/** ..............      559,000
                                                           ------------
                                                              1,599,444
                                                           ------------
           SERVICES - MANAGEMENT CONSULTING--0.6%
  17,200   MAXIMUS, Inc.* ................................      588,025
   7,100   Xceed Inc.*/** ................................      222,763
                                                           ------------
                                                                810,788
                                                           ------------
           TELECOMMUNICATIONS--4.0%
  29,900   Altigen Communications, Inc.*/** ..............      596,131
  24,200   Gentner Communications Corp.* .................      567,188
  15,900   Latitude Communications, Inc.* ................      335,888
  31,800   Lightbridge, Inc.* ............................      751,275
  30,200   LodgeNet Entertainment Corp.* .................      796,525
  15,800   MasTec, Inc.* .................................      910,475
  25,100   TALK.com, Inc.* ...............................      423,563
  15,400   XETA Corp.*/** ................................      950,950
                                                           ------------
                                                              5,331,995
                                                           ------------
           TELECOMMUNICATIONS EQUIPMENT--4.7%
   6,200   Active Voice Corp.* ...........................      340,225
  11,600   Carrier Access Corp.*/** ......................      658,300
  25,100   Centigram Communications Corp.* ...............      517,688
  33,300   Corsair Communications, Inc.* .................      949,050
   2,800   Powerwave Technologies, Inc.* .................      447,650
   2,400   Rural Cellular Corp., Class A* ................      132,600
  19,300   ScanSource, Inc., Class A* ....................      733,400
   9,900   Somera Communications, Inc. * .................      129,319
  21,400   SpectraLink Corporation*/** ...................      623,275
  11,150   Tollgrade Communications, Inc.*/** ............    1,128,938
  19,700   Westell Technologies, Inc., Class A*/** .......      674,725
                                                           ------------
                                                              6,335,170
                                                           ------------

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                      (NOTE 1)
-----------------------------------------------------------------------
           TOYS--0.8%
  53,500   Equity Marketing, Inc.* ....................... $    541,688
  34,200   JAKKS Pacific, Inc.* ..........................      564,300
                                                           ------------
                                                              1,105,988
                                                           ------------
           TRANSPORTATION--1.1%
  28,050   Forward Air Corp.* ............................      645,150
  65,500   Frontier Airlines, Inc.* ......................      728,688
   3,100   Landstar System, Inc.* ........................      174,181
                                                           ------------
                                                              1,548,019
                                                           ------------
           VITAMINS & NUTRITION PRODUCTS--0.6%
  54,000   Rexall Sundown, Inc.*/** ......................      810,000
                                                           ------------
           WHOLESALE - DRUG DISTRIBUTION--0.8%
   9,600   AmeriSource Health Corp., Class A* ............      139,800
  18,300   Priority Healthcare Corp., Class B* ...........      878,400
                                                           ------------
                                                              1,018,200
                                                           ------------
           WHOLESALE - SPECIALTY EQUIPMENT--0.5%
  49,600   Brightpoint, Inc.*/** .........................      638,600
                                                           ------------
           Total Common Stocks
             (Cost $99,980,450) ..........................  130,323,269
                                                           ------------

-----------------------------------------------------------------------
  PRINCIPAL                                                   VALUE
AMOUNT (000's)                                               (NOTE 1)
-----------------------------------------------------------------------
           REPURCHASE AGREEMENT--2.7%
  $3,703   Bear, Stearns & Co. Inc.
             (Agreement dated 02/29/00 to be
             repurchased at $3,703,996)
             5.76%, 03/01/00
             (Cost $3,703,403) (Note 6) .................. $ 3,703,403
                                                           ------------
           Total Investments -- 99.4%
             (Cost $103,683,853) .........................  134,026,672
                                                           ------------
           Other Assets in Excess
             of Liabilities -- 0.6% ......................      775,992
                                                           ------------
           Net Assets -- 100.0% .......................... $134,802,664
                                                           ============
--------------
 * Non-income producing.
** Security or a portion thereof is out on loan.

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                                   GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           COMMON STOCKS--98.5%
           ADVERTISING--0.5%
   7,000   ADVO, Inc.* ...................................  $   194,250
     100   Avenue A, Inc.* ...............................        7,200
   1,700   TMP Worldwide Inc.*/** ........................      231,094
                                                            -----------
                                                                432,544
                                                            -----------
           AEROSPACE--0.1%
   1,100   Cordant Technologies, Inc. ....................       35,612
                                                            -----------
           AMUSEMENT & RECREATIONAL SERVICES--0.3%
   7,400   Polaris Industries, Inc. ......................      226,625
                                                            -----------
           AUTOMOBILE PARTS & EQUIPMENT--0.7%
   1,900   Arvin Industries, Inc. ........................       34,912
  12,300   Copart, Inc.* .................................      258,684
  18,100   Meritor Automotive, Inc. ......................      253,400
                                                            -----------
                                                                546,996
                                                            -----------
           AUTOMOBILE RENTALS--0.5%
   8,200   Avis Rent A Car, Inc.* ........................      119,412
  18,300   Dollar Thrifty Automotive Group, Inc.* ........      240,187
   1,500   Hertz Corp. (The), Class A** ..................       53,719
                                                            -----------
                                                                413,318
                                                            -----------
           BANKS--0.1%
   5,150   Hudson United Bancorp .........................      103,966
                                                            -----------
           BEVERAGES--0.3%
   4,800   Canandaigua Brands, Inc., Class A* ............      235,200
                                                            -----------
           BUILDING SUPPLIES--0.1%
   2,200   Lafarge Corp. .................................       43,312
                                                            -----------
           BUSINESS SERVICES--2.6%
   2,800   Cognizant Technology Solutions Corp.* .........      305,550
  11,200   CSG Systems International, Inc.* ..............      575,400
   7,700   Diamond Technology Partners Inc.* .............      526,487
   7,100   InterCept Group, Inc. (The)* ..................      172,175
  11,900   Quanta Services, Inc.*/** .....................      481,950
                                                            -----------
                                                              2,061,562
                                                            -----------
           CHEMICALS - DIVERSIFIED--0.1%
   1,200   FMC Corp.* ....................................       57,975
                                                            -----------
           CHEMICALS - SPECIALTY--0.4%
   3,200   Cytec Industries Inc.* ........................       77,600
  25,600   W.R. Grace & Co.* .............................      257,600
                                                            -----------
                                                                335,200
                                                            -----------

-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           COMPUTER COMPONENTS--1.9%
   4,000   Advanced Digital Information Corp.* ...........  $   362,500
   5,850   Microchip Technology, Inc.* ...................      365,259
   6,100   SanDisk Corp.* ................................      542,900
   3,200   Silicon Storage Technology, Inc.* .............      202,000
                                                            -----------
                                                              1,472,659
                                                            -----------
           COMPUTER DATA SECURITY--2.3%
   5,400   ISS Group, Inc.* ..............................      567,000
   5,000   VeriSign, Inc.* ...............................    1,265,000
                                                            -----------
                                                              1,832,000
                                                            -----------
           COMPUTER GRAPHICS--0.6%
   7,000   NVIDIA Corp.* .................................      448,000
                                                            -----------
           COMPUTER HARDWARE--0.2%
   1,700   Symbol Technologies, Inc. .....................      161,712
                                                            -----------
           COMPUTER NETWORKING PRODUCTS--6.1%
   4,400   Adaptec, Inc.* ................................      180,400
   6,500   Apex Inc.* ....................................      291,687
   7,200   Black Box Corp.* ..............................      538,650
   2,000   Brocade Communications Systems, Inc.* .........      578,250
   4,700   Emulex Corp.* .................................      752,000
   3,600   Extreme Networks, Inc.* .......................      400,500
     600   Juniper Networks, Inc.* .......................      164,587
   9,000   Network Appliance, Inc.* ......................    1,698,750
   1,300   Proxim, Inc.* .................................      186,550
   1,400   Xircom, Inc.* .................................       58,144
                                                            -----------
                                                              4,849,518
                                                            -----------
           COMPUTER PERIPHERAL EQUIPMENT--1.6%
   2,700   CDW Computer Centers, Inc.* ...................      148,162
   6,650   Cybex Computer Products Corp.* ................      309,225
  12,300   In Focus Systems, Inc.* .......................      412,050
   5,900   Insight Enterprises, Inc.* ....................      185,112
  11,300   Splash Technology Holdings, Inc.* .............      186,450
                                                            -----------
                                                              1,240,999
                                                            -----------
           COMPUTER SERVICES--0.8%
     700   Breakaway Solutions, Inc.*/** .................       87,500
   2,800   Tanning Technology Corp.* .....................      120,750
   9,600   Zomax Inc.* ...................................      469,800
                                                            -----------
                                                                678,050
                                                            -----------

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                                   GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           COMPUTER SOFTWARE--15.9%
   7,900   3DO Co. (The)* ................................  $   118,500
   2,400   Adobe Systems Inc. ............................      244,800
     800   Allaire Corp.* ................................      103,500
   4,800   AppNet, Inc.* .................................      215,400
   5,300   Aspen Technology, Inc.* .......................      237,175
   9,000   AVT Corp.* ....................................      237,937
  11,200   BEA Systems, Inc.* ............................    1,417,500
   4,900   BroadVision, Inc.*/** .........................    1,237,556
   1,900   BSQUARE Corp.*/** .............................       75,762
   1,200   Clarent Corp.* ................................      131,100
   1,500   Clarify, Inc.* ................................      216,469
   4,500   Exodus Communications, Inc.* ..................      640,687
   1,400   Informatica Corp.* ............................      240,100
  11,800   Mercury Interactive Corp.* ....................    1,137,225
   5,800   Micromuse Inc.*/** ............................      822,512
   1,100   NetIQ Corp.*/** ...............................       73,837
   6,000   Pinnacle Systems, Inc.* .......................      300,750
   2,400   Portal Software, Inc.* ........................      180,300
   4,200   Proxicom, Inc.* ...............................      175,875
   7,600   Rational Software Corp.* ......................      540,550
   5,900   Razorfish Inc.*/** ............................      197,650
   1,000   RealNetworks, Inc.* ...........................       70,312
  11,300   Remedy Corp.* .................................      640,569
   1,200   Scient Corp.* .................................       84,900
  13,300   SERENA Software, Inc.* ........................      561,094
   4,600   Siebel Systems, Inc.* .........................      637,962
  17,400   Take-Two Interactive Software, Inc.*/** .......      216,412
   1,300   TenFold Corp.* ................................       65,244
   5,850   THQ Inc.* .....................................      118,097
   2,400   TIBCO Software Inc.*/** .......................      314,400
   3,350   VERITAS Software Corp.* .......................      662,881
  11,500   Viant Corp.* ..................................      436,281
   3,500   WebTrends Corp.* ..............................      332,500
                                                            -----------
                                                             12,685,837
                                                            -----------
           CONSTRUCTION--0.1%
   2,900   Centex Construction Products, Inc. ............       67,425
                                                            -----------
           ELECTRICAL EQUIPMENT--1.8%
   2,100   Applied Science & Technology, Inc.* ...........       72,581
   6,300   C&D Technologies, Inc. ........................      294,525
   1,800   Credence Systems Corp.* .......................      239,850
   2,800   Cymer, Inc.* ..................................      153,650
   2,300   KEMET Corp.* ..................................      141,306
  11,400   Salton, Inc.*/** ..............................      537,225
                                                            -----------
                                                              1,439,137
                                                            -----------

-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           ELECTRONIC COMPONENTS & ACCESSORIES--5.5%
   1,600   Amphenol Corp., Class A* ......................  $   127,900
   2,300   ANADIGICS, Inc.* ..............................      310,500
   4,400   Applied Micro Circuits Corp.*/** ..............    1,210,275
   3,900   Cable Design Technologies Corp.* ..............       90,187
  10,300   Conexant Systems, Inc.* .......................    1,011,975
   5,800   Electro Scientific Industries, Inc.* ..........      328,787
   3,000   Jabil Circuit, Inc.* ..........................      208,312
   2,400   RF Micro Devices, Inc.* .......................      331,950
   6,400   Sawtek Inc.* ..................................      307,200
     500   Technitrol, Inc. ..............................       23,437
   3,500   TranSwitch Corp.* .............................      411,250
   1,500   Vishay Intertechnology, Inc.* .................       64,500
                                                            -----------
                                                              4,426,273
                                                            -----------
           ELECTRONICS--0.6%
   3,000   Cohu, Inc. ....................................      169,125
   3,000   DSP Group, Inc.* ..............................      263,438
     700   Polycom, Inc. .................................       81,419
                                                            -----------
                                                                513,982
                                                            -----------
           ENVIRONMENTAL SERVICES--0.1%
   4,100   Tetra Tech, Inc.* .............................      102,756
                                                            -----------
           FINANCIAL SERVICES--1.3%
   1,000   Bank United Corp., Class A ....................       26,187
   4,600   Doral Financial Corp. .........................       45,137
  11,300   Edwards (A.G.), Inc. ..........................      358,069
   2,900   Knight/ Trimark Group, Inc.* ..................      135,938
   9,600   Metris Companies Inc.** .......................      248,400
   2,900   Neuberger Berman, Inc. ........................       74,675
   7,700   Profit Recovery Group International,
             Inc. (The)*/** ..............................      142,450
                                                            -----------
                                                              1,030,856
                                                            -----------
           FOOD & AGRICULTURE--1.5%
   3,400   Dean Foods Co. ................................       92,225
  13,700   Fleming Companies, Inc. .......................      211,494
   4,900   Hain Food Group, Inc. (The)* ..................      180,075
  14,700   International Home Foods, Inc.* ...............      248,981
   6,400   Keebler Foods Co.* ............................      162,400
   4,100   Suiza Foods Corp.*/** .........................      160,412
   8,300   Universal Foods Corp. .........................      149,919
                                                            -----------
                                                              1,205,506
                                                            -----------
           HEALTH CARE--0.4%
   3,800   PacifiCare Health Systems, Inc.* ..............      172,662
   2,200   Wellpoint Health Networks Inc.*/** ............      148,500
                                                            -----------
                                                                321,162
                                                            -----------

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                                   GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           HOME FURNISHINGS/HOUSEWARES--0.7%
  26,900   Furniture Brands International, Inc.* .........  $   432,081
   4,000   Mohawk Industries, Inc.*/** ...................       88,750
                                                            -----------
                                                                520,831
                                                            -----------
           HOSPITALS--0.1%
   5,400   LifePoint Hospitals, Inc.* ....................       81,337
                                                            -----------
           HOUSEHOLD PRODUCTS--0.2%
   6,500   Libbey Inc. ...................................      174,687
                                                            -----------
           INDUSTRIAL MACHINERY--0.2%
   1,800   Brooks Automation, Inc.* ......................      130,050
   2,700   Terex Corp.*/** ...............................       32,062
                                                            -----------
                                                                162,112
                                                            -----------
           INSURANCE - FINANCIAL GUARANTEE--1.0%
   7,900   MGIC Investment Corp. .........................      295,262
   7,250   PMI Group, Inc. (The) .........................      263,266
   6,200   Radian Group Inc. .............................      215,062
                                                            -----------
                                                                773,590
                                                            -----------
           INSURANCE - HEALTH & LIFE--0.2%
   1,400   MONY Group Inc. (The) .........................       40,075
   5,600   StanCorp Financial Group, Inc. ................      137,900
                                                            -----------
                                                                177,975
                                                            -----------
           INTERNET CONTENT--2.6%
   1,200   About.com, Inc.*/** ...........................       84,300
     100   DigitalThink, Inc.* ...........................        4,075
   2,600   DoubleClick Inc.* .............................      230,912
   3,400   Go2Net, Inc.* .................................      295,800
   1,900   HomeStore.com, Inc.* ..........................      129,794
   2,800   InfoSpace.com, Inc.* ..........................      607,600
     100   net.Genesis Corp.* ............................        5,681
   1,400   Network Solutions, Inc.* ......................      451,412
   1,200   VerticalNet, Inc.*/** .........................      264,000
                                                            -----------
                                                              2,073,574
                                                            -----------
           INTERNET SOFTWARE--2.3%
   1,300   CacheFlow Inc.* ...............................      158,275
     200   Chordiant Software, Inc.*/** ..................        7,000
   1,200   E.piphany, Inc.* ..............................      263,850
   2,500   F5 Networks, Inc.* ............................      225,000
   2,000   Inktomi Corp.* ................................      274,250
   5,700   Intraware, Inc.* ..............................      435,694
     100   Niku Corp.* ...................................        6,900
   1,800   Vignette Corp.* ...............................      414,900
     300   Vitria Technology, Inc.* ......................       56,587
                                                            -----------
                                                              1,842,456
                                                            -----------

-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           LABORATORY ANALYTICAL INSTRUMENTS--0.2%
   4,900   Varian Inc.* ..................................  $   195,388
                                                            -----------
           LEISURE & ENTERTAINMENT--0.7%
   1,200   Anchor Gaming* ................................       49,950
   2,600   Macrovision Corp.* ............................      259,350
  11,300   Station Casinos, Inc.* ........................      221,762
                                                            -----------
                                                                531,062
                                                            -----------
           MACHINERY--2.0%
   4,500   Advanced Energy Industries, Inc.*/** ..........      327,375
   1,800   Asyst Technologies, Inc.* .....................       82,575
   2,700   Helix Technology Corp.** ......................      192,037
   6,600   Kulicke & Soffa Industries, Inc.* .............      524,700
   4,300   Tecumseh Products Co., Class A** ..............      185,437
   3,800   Zebra Technologies Corp., Class A* ............      252,937
                                                            -----------
                                                              1,565,061
                                                            -----------
           MEDICAL INSTRUMENTS & SUPPLIES--4.0%
   1,100   Allscripts, Inc.* .............................       75,900
   3,800   Beckman Coulter, Inc. .........................      182,875
   7,300   Biomet, Inc. ..................................      240,900
   6,200   Cooper Companies, Inc. (The) ..................      170,113
   8,000   INAMED Corp.* .................................      303,000
   2,300   Mallinckrodt Inc. .............................       56,638
   5,200   Mentor Corp. ..................................      144,300
  15,800   PolyMedica Corp.*/** ..........................      731,738
   9,000   ResMed Inc.*/** ...............................      671,625
   3,000   Techne Corp.* .................................      257,344
   7,100   Zoll Medical Corp.* ...........................      369,200
                                                            -----------
                                                              3,203,633
                                                            -----------
           MEDICAL & MEDICAL SERVICES--1.9%
   1,400   Human Genome Sciences, Inc.* ..................      305,550
     900   IDEXX Laboratories, Inc.* .....................       26,606
   1,100   Incyte Pharmaceuticals, Inc.* .................      303,119
     900   Invitrogen Corp.* .............................       76,050
   9,100   MedQuist Inc.* ................................      234,325
   1,400   Millennium Pharmaceuticals, Inc.*/** ..........      364,175
   2,700   Pharmacopeia, Inc.*/** ........................      183,769
                                                            -----------
                                                              1,493,594
                                                            -----------
           MOTOR HOMES--0.2%
   9,400   Monaco Coach Corp.* ...........................      169,200
                                                            -----------
           NATURAL GAS - DISTRIBUTION--0.1%
   4,000   UGI Corp. .....................................       75,000
                                                            -----------
           OFFICE & BUSINESS EQUIPMENT--0.3%
  10,400   United Stationers Inc.* .......................      279,500
                                                            -----------

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                                   GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           OIL EQUIPMENT & SERVICES--0.9%
   8,200   BJ Services Co.* ..............................  $   467,913
   9,400   ENSCO International Inc. ......................      284,350
                                                            -----------
                                                                752,263
                                                            -----------
           OIL & GAS FIELD EXPLORATION--2.0%
   4,500   Atwood Oceanics, Inc.* ........................      239,063
   7,500   Helmerich & Payne, Inc. .......................      199,688
  17,100   Key Energy Services, Inc.* ....................      169,931
  13,600   Pioneer Natural Resources Co.* ................      113,050
   2,100   Rowan Companies, Inc. .........................       52,763
   4,500   Tidewater Inc. ................................      127,406
   3,000   USX-Marathon Group ............................       64,875
   8,600   UTI Energy Corp.*/** ..........................      275,738
  25,100   Vintage Petroleum, Inc. .......................      363,950
                                                            -----------
                                                              1,606,464
                                                            -----------
           OPTICAL INSTRUMENTS & LENSES--0.3%
  14,200   Robotic Vision Systems, Inc.*/** ..............      248,500
                                                            -----------
           PHARMACEUTICALS--3.1%
  10,900   Alpharma Inc., Class A** ......................      377,413
   5,000   Andrx Corp.* ..................................      480,313
   4,918   Bindley Western Industries, Inc.* .............       84,528
   4,000   Biogen, Inc.* .................................      431,750
   1,000   Express Scripts, Inc., Class A* ...............       46,063
  13,300   IVAX Corp.* ...................................      302,575
   4,100   Jones Pharma Inc. .............................      294,175
   9,150   King Pharmaceuticals, Inc.*/** ................      436,341
   1,200   Ligand Pharmaceuticals, Inc., Class B* ........       26,100
                                                            -----------
                                                              2,479,258
                                                            -----------
           PLASTICS--0.4%
  19,400   Tupperware Corp. ..............................      333,438
                                                            -----------
           RESIDENTIAL CONSTRUCTION--0.3%
  10,300   D.R. Horton, Inc. .............................      115,875
   4,400   Pulte Corp. ...................................       73,975
   8,100   Standard Pacific Corp. ........................       86,063
                                                            -----------
                                                                275,913
                                                            -----------
           RESTAURANTS--0.4%
   5,800   Applebee's International, Inc. ................      163,306
   4,800   CEC Entertainment Inc.* .......................      109,200
   3,000   RARE Hospitality International, Inc. ..........       56,625
                                                            -----------
                                                                329,131
                                                            -----------
           RETAIL - CATALOG & MAIL ORDER HOUSES--0.1%
   7,000   Sharper Image Corp.* ..........................       63,000
                                                            -----------

-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           RETAIL - COMPUTER EQUIPMENT--0.5%
   8,800   Electronics Boutique Holdings Corp.* ..........  $   128,700
  10,800   PC Connection, Inc.* ..........................      284,175
                                                            -----------
                                                                412,875
                                                            -----------
           RETAIL - DEPARTMENT STORES--0.3%
  14,500   Ames Department Stores, Inc.*/** ..............      204,813
                                                            -----------
           RETAIL - FAMILY CLOTHING STORES--0.3%
   8,500   Factory 2-U Stores Inc.*/** ...................      206,125
                                                            -----------
           RETAIL - INTERNET--0.3%
     800   Chemdex Corp.*/** .............................      179,900
   4,600   VarsityBooks.com Inc.*/** .....................       40,250
                                                            -----------
                                                                220,150
                                                            -----------
           RETAIL - JEWELRY STORES--0.5%
   3,600   Tiffany & Co.*/** .............................      231,075
   2,400   Whitehall Jewellers, Inc.* ....................       46,950
   3,600   Zale Corp.* ...................................      135,450
                                                            -----------
                                                                413,475
                                                            -----------
           RETAIL - SPECIALTY--0.4%
   2,250   Cost Plus, Inc.* ..............................       41,766
   2,100   Dollar Tree Stores, Inc.*/** ..................       81,506
   9,200   Hot Topic, Inc.*/** ...........................      156,400
                                                            -----------
                                                                279,672
                                                            -----------
           RETAIL - SPECIALTY APPAREL--1.5%
  14,500   American Eagle Outfitters, Inc.* ..............      369,750
   7,500   Chico's FAS, Inc.* ............................       94,688
   6,400   Fossil, Inc.* .................................      145,200
   4,400   Guess?, Inc.* .................................       93,775
   3,800   Kenneth Cole Productions, Inc.,
             Class A*/** .................................      193,800
   2,800   Men's Wearhouse, Inc. (The)*/** ...............       65,013
   9,600   Pacific Sunwear of California, Inc.*/** .......      244,200
                                                            -----------
                                                              1,206,426
                                                            -----------
           SAVINGS & LOAN ASSOCIATIONS--0.1%
   3,400   Astoria Financial Corp. .......................       80,962
                                                            -----------
           SCHOOLS--0.5%
   5,400   Education Management Corp.* ...................       70,200
  12,500   Learning Tree International, Inc.* ............      332,813
                                                            -----------
                                                                403,013
                                                            -----------

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                                   GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           SEMICONDUCTORS--9.1%
     900   Alpha Industries, Inc.* .......................  $   130,669
  10,400   Amkor Technology, Inc.* .......................      540,150
   1,800   Atmel Corp.* ..................................       89,100
   3,200   ATMI, Inc.* ...................................      151,000
     800   Broadcom Corp., Class A* ......................      157,900
   1,500   Cree, Inc.* ...................................      281,813
   5,800   Cypress Semiconductor Corp.* ..................      264,625
   5,000   Elantec Semiconductor, Inc.* ..................      314,688
   1,800   Electroglas, Inc.* ............................       69,750
   6,400   Fairchild Semiconductor Corp., Class A* .......      241,600
   3,900   GlobeSpan, Inc.*/** ...........................      294,450
   3,800   International Rectifier Corp.* ................      159,125
   2,200   Lam Research Corp.*/** ........................      343,475
   9,400   Novellus Systems, Inc.* .......................      557,538
   1,500   Pericom Semiconductor Corp.* ..................       61,875
   8,600   PMC-Sierra, Inc.* .............................    1,660,338
   5,000   QLogic Corp.* .................................      780,000
   1,400   SDL, Inc.* ....................................      574,000
     600   Silicon Image, Inc.*/** .......................       58,800
   3,200   Silicon Valley Group, Inc.* ...................       81,000
   2,900   TelCom Semiconductor, Inc.* ...................       64,163
   1,400   TriQuint Semiconductor, Inc.*/** ..............      166,250
   3,300   Varian Semiconductor Equipment
             Associates, Inc.* ...........................      191,813
                                                            -----------
                                                              7,234,122
                                                            -----------
           SERVICES - COMPUTER INTEGRATED SYSTEMS
           DESIGN--0.4%
     900   Comverse Technology, Inc.* ....................      177,188
     800   Cysive, Inc.* .................................       85,600
     300   Redback Networks Inc.*/** .....................       89,550
                                                            -----------
                                                                352,338
                                                            -----------
           SERVICES - EMPLOYMENT AGENCIES--0.4%
   1,000   Hall Kinion & Associates, Inc.* ...............       18,000
   8,300   Korn/Ferry International* .....................      311,250
                                                            -----------
                                                                329,250
                                                            -----------
           SERVICES - HEALTH CARE MANAGEMENT--0.2%
   4,650   Accredo Health, Inc.* .........................      137,175
                                                            -----------
           SERVICES - MANAGEMENT CONSULTING--0.7%
  10,300   MAXIMUS, Inc.* ................................      352,131
   5,500   TeleTech Holdings, Inc.* ......................      208,313
                                                            -----------
                                                                560,444
                                                            -----------

-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           STEEL PIPE & TUBES--0.1%
   3,200   Maverick Tube Corp.* ..........................  $    72,000
                                                            -----------
           TELECOMMUNICATIONS--3.7%
   1,400   Copper Mountain Networks, Inc.* ...............      121,713
   2,100   E-Tek Dynamics, Inc.* .........................      573,825
   1,600   Inet Technologies, Inc.* ......................       69,400
   2,576   JDS Uniphase Corp.* ...........................      679,420
   3,500   Latitude Communications, Inc.* ................       73,938
   8,700   Lightbridge, Inc.* ............................      205,538
   8,800   MasTec, Inc.* .................................      507,100
   4,500   Net2Phone, Inc.* ..............................      260,438
  26,400   TALK.com, Inc.* ...............................      445,500
                                                            -----------
                                                              2,936,872
                                                            -----------
           TELECOMMUNICATIONS EQUIPMENT--6.2%
   6,200   ADC Telecommunications, Inc.* .................      278,225
   4,400   ADTRAN, Inc.*/** ..............................      323,675
   5,700   Carrier Access Corp.*/** ......................      323,475
   2,600   CommScope, Inc.* ..............................      101,238
   9,300   Corsair Communications, Inc.* .................      265,050
   5,800   Digital Lightwave, Inc.*/** ...................      482,850
   5,100   Ditech Communications Corp.*/** ...............      557,175
   6,000   Harmonic Inc.* ................................      821,625
   2,900   Powerwave Technologies, Inc.* .................      463,638
   1,400   Rural Cellular Corp., Class A .................       77,350
   5,400   ScanSource, Inc.* .............................      205,200
   9,200   Scientific-Atlanta, Inc. ......................      944,725
   1,400   Tollgrade Communications, Inc.* ...............      141,750
                                                            -----------
                                                              4,985,976
                                                            -----------
           TOYS--0.1%
   6,400   JAKKS Pacific, Inc.* ..........................      105,600
                                                            -----------
           TRANSPORTATION--0.5%
   3,300   EGL, Inc.* ....................................       92,813
   5,950   Forward Air Corp.* ............................      136,850
   1,300   Landstar Systems, Inc.* .......................       73,044
   2,800   USFreightways Corp. ...........................       93,100
                                                            -----------
                                                                395,807
                                                            -----------
           UTILITIES--1.4%
  10,400   Calpine Corp.* ................................      951,600
   3,400   Minnesota Power, Inc. .........................       52,063
   9,000   Public Service Co. of New Mexico ..............      138,375
                                                            -----------
                                                              1,142,038
                                                            -----------

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                                   GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           VITAMINS & NUTRITION PRODUCTS--0.1%
   5,400   Rexall Sundown, Inc.*/** ......................  $    81,000
                                                            -----------
           WHOLESALE - DRUG DISTRIBUTION--0.6%
   6,400   AmeriSource Health Corp., Class A* ............       93,200
   1,700   Cardinal Health, Inc. .........................       70,125
   6,475   Priority Healthcare Corp., Class B* ...........      310,800
                                                            -----------
                                                                474,125
                                                            -----------
           Total Common Stocks
             (Cost $53,683,090) ..........................   78,609,407
                                                            -----------

-----------------------------------------------------------------------
  PRINCIPAL                                                    VALUE
AMOUNT (000's)                                               (NOTE 1)
-----------------------------------------------------------------------
           REPURCHASE AGREEMENT--1.8%
  $1,428   Bear, Stearns & Co. Inc.
             (Agreement dated 02/29/00, to be
             repurchased at $1,427,851)
             5.76%, 03/01/00
             (Cost $1,427,623) (Note 6) ..................  $ 1,427,623
                                                            -----------
           Total Investments -- 100.3%
             (Cost $55,110,713) ..........................   80,037,030
                                                            -----------
           Liabilities in Excess of
             Other Assets -- (0.3%) ......................     (235,836)
                                                            -----------
           Net Assets -- 100.0% ..........................  $79,801,194
                                                            ===========
------------
 *Non-income producing.
**Security or a portion thereof is out on loan.

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                                  MID CAP FUND+
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           COMMON STOCKS--98.5%
           ADVERTISING--0.0%
     100   Avenue A, Inc. * ..............................  $     7,200
                                                            -----------
           AEROSPACE--0.8%
   5,900   General Dynamics Corp. ........................      255,175
   1,300   Northrop Grumman Corp. ........................       59,069
                                                            -----------
                                                                314,244
                                                            -----------
           AUTOMOBILE PARTS & EQUIPMENT--0.9%
  12,000   Delphi Automotive Systems Corp.** .............      200,250
   6,200   Lear Corp.* ...................................      130,975
   4,000   Meritor Automotive, Inc. ......................       56,000
                                                            -----------
                                                                387,225
                                                            -----------
           AUTOMOBILE RENTALS--0.6%
   7,200   Hertz Corp. (The), Class A** ..................      257,850
                                                            -----------
           BANKS--0.7%
   8,600   North Fork Bancorporation, Inc. ...............      140,825
   4,600   Provident Financial Group, Inc. ...............      129,375
                                                            -----------
                                                                270,200
                                                            -----------
           BUILDING SUPPLIES--2.7%
  15,000   Lafarge Corp. .................................      295,312
  22,100   Sherwin-Williams Co. (The)** ..................      422,662
  12,600   USG Corp. .....................................      409,500
                                                            -----------
                                                              1,127,474
                                                            -----------
           BUSINESS SERVICES--1.9%
     600   Catalina Marketing Corp.* .....................       51,075
   8,200   CSG Systems International, Inc.* ..............      421,275
   4,600   Diamond Technology Partners Inc.* .............      314,525
                                                            -----------
                                                                786,875
                                                            -----------
           CHEMICALS - DIVERSIFIED--1.0%
   8,200   FMC Corp.* ....................................      396,162
                                                            -----------
           CHEMICALS - SPECIALTY--0.8%
  20,500   Engelhard Corp. ...............................      279,312
   3,400   W.R. Grace & Co.* .............................       34,212
                                                            -----------
                                                                313,524
                                                            -----------
           COMMERCIAL PRINTING--0.1%
   1,150   Valassis Communications, Inc.* ................       31,841
                                                            -----------
           COMPUTER COMPONENTS--0.8%
   1,500   Advanced Digital Information Corp.* ...........      135,937
   2,000   SanDisk Corp.* ................................      178,000
                                                            -----------
                                                                313,937
                                                            -----------

-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           COMPUTER DATA SECURITY--1.5%
   1,900   ISS Group, Inc* ...............................  $   199,500
   1,600   VeriSign, Inc.* ...............................      404,800
                                                            -----------
                                                                604,300
                                                            -----------
           COMPUTER NETWORKING PRODUCTS--1.7%
   2,200   Adaptec, Inc.* ................................       90,200
     700   Brocade Communications Systems, Inc.* .........      202,387
   1,800   Extreme Networks, Inc.* .......................      200,250
     700   Juniper Networks, Inc.* .......................      192,019
     300   Xircom, Inc.* .................................       12,459
                                                            -----------
                                                                697,315
                                                            -----------
           COMPUTER PERIPHERAL EQUIPMENT--0.9%
   6,600   CDW Computer Centers, Inc.* ...................      362,175
                                                            -----------
           COMPUTER SERVICES--0.3%
     900   Breakaway Solution, Inc.*/** ..................      112,500
                                                            -----------
           COMPUTER SOFTWARE--17.9%
   4,200   Adobe Systems Inc. ............................      428,400
   3,400   Apple Computer, Inc.* .........................      389,725
   4,900   AppNet, Inc.* .................................      219,887
     800   BEA Systems, Inc.* ............................      101,250
   2,300   Computer Associates International, Inc. .......      147,919
  19,400   Diebold, Inc. .................................      475,300
  37,700   Informix Corp.* ...............................      603,200
   4,800   Mercury Interactive Corp.* ....................      462,600
   3,600   Pixar, Inc.*/** ...............................      126,000
   7,100   Rational Software Corp.* ......................      504,987
   7,500   Remedy Corp.* .................................      425,156
  11,500   Siebel Systems, Inc.* .........................    1,594,906
   8,700   VERITAS Software Corp.* .......................    1,721,512
   4,800   Viant Corp.* ..................................      182,100
                                                            -----------
                                                              7,382,942
                                                            -----------
           CONSUMER PRODUCTS--0.9%
  10,900   Black & Decker Corp. (The) ....................      359,019
                                                            -----------
           ELECTRICAL EQUIPMENT--0.9%
   2,800   Credence Systems Corp.* .......................      373,100
                                                            -----------
           ELECTRONIC COMPONENTS & ACCESSORIES--2.9%
   1,700   ANADIGICS, Inc.* ..............................      229,500
   1,000   Electro Scientific Industries, Inc.* ..........       56,687
   4,800   Jabil Circuit, Inc.* ..........................      333,300
   1,100   Sanmina Corp.*/** .............................      128,769
     900   TranSwitch Corp. ..............................      105,750
   8,000   Vishay Intertechnology, Inc.* .................      344,000
                                                            -----------
                                                              1,198,006
                                                            -----------

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                                  MID CAP FUND+
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           ELECTRONICS--1.0%
     800   DSP Group, Inc.* ..............................  $    70,250
   6,000   Johnson Controls, Inc. ........................      320,250
     300   Polycom, Inc.* ................................       34,894
                                                            -----------
                                                                425,394
                                                            -----------
           ENERGY--1.2%
   1,300   DTE Energy Co.** ..............................       39,244
   1,900   Entergy Corp. .................................       38,475
  19,200   PPL Corp. .....................................      386,400
   1,900   Reliant Energy, Inc. ..........................       39,069
                                                            -----------
                                                                503,188
                                                            -----------
           FINANCIAL SERVICES--3.3%
   2,600   Ambac Financial Group, Inc. ...................      114,237
   9,500   CIT Group, Inc. (The), Class A ................      133,000
   2,800   Deluxe Corp. ..................................       65,625
   3,500   Federated Investors, Inc., Class B** ..........       81,594
   7,900   FINOVA Group, Inc. (The) ......................      226,137
   2,300   H&R Block, Inc. ...............................      100,912
   4,000   Knight Trimark Group, Inc.* ...................      187,500
   8,900   Metris Companies, Inc.** ......................      230,287
   3,500   NCO Group, Inc.* ..............................       81,812
   6,600   Profit Recovery Group International,
             Inc. (The)*/** ..............................      122,100
                                                            -----------
                                                              1,343,204
                                                            -----------
           FOOD & AGRICULTURE--3.4%
  20,400   ConAgra, Inc. .................................      334,050
   2,000   Dean Foods Co. ................................       54,250
  25,400   IBP, Inc. .....................................      317,500
  13,900   International Home Foods, Inc.* ...............      235,431
   8,300   Keebler Foods Co.* ............................      210,612
   6,600   McCormick & Co., Inc.* ........................      180,675
   4,800   U.S. Foodservice* .............................       84,900
                                                            -----------
                                                              1,417,418
                                                            -----------
           HEALTH CARE--1.6%
  10,100   PacifiCare Health Systems, Inc.* ..............      458,919
   3,100   Wellpoint Health Networks Inc.* ...............      209,250
                                                            -----------
                                                                668,169
                                                            -----------
           HOME FURNISHINGS/HOUSEWARES--0.1%
   3,500   Furniture Brands International, Inc.* .........       56,219
                                                            -----------

-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           HOUSEHOLD APPLIANCES--0.2%
   1,300   Whirlpool Corp. ...............................  $    70,606
                                                            -----------
           INSURANCE--0.2%
   2,300   Loews Corp. ...................................      102,350
                                                            -----------
           INSURANCE - FINANCIAL GUARANTEE--2.6%
   8,700   MGIC Investment Corp. .........................      325,162
  12,600   PMI Group, Inc. (The) .........................      457,537
   8,700   Radian Group Inc. .............................      301,781
                                                            -----------
                                                              1,084,480
                                                            -----------
           INSURANCE - HEALTH & LIFE--0.5%
   7,100   AXA Financial, Inc. ...........................      212,556
                                                            -----------
           INTERNET CONTENT--1.3%
   4,500   Go2Net, Inc.* .................................      391,500
     900   MyPoints.com, Inc.*/** ........................       42,188
     300   Network Solutions, Inc.* ......................       96,731
                                                            -----------
                                                                530,419
                                                            -----------
           INTERNET SOFTWARE--0.0%
     100   Niku Corp.* ...................................        6,900
                                                            -----------
           LEISURE & ENTERTAINMENT--0.9%
   4,800   Cablevision Systems Corp., Class A*/** ........      308,100
   4,000   MGM Grand, Inc. ...............................       79,500
                                                            -----------
                                                                387,600
                                                            -----------
           LUMBER & WOOD PRODUCTS--1.1%
  21,100   Georgia-Pacific Corp. (Timber Group) ..........      465,519
                                                            -----------
           MACHINERY--1.5%
   2,500   Advanced Energy Industries, Inc.* .............      181,875
   3,600   Kulicke & Soffa Industries, Inc.* .............      286,200
   2,500   Zebra Technologies Corp., Class A* ............      166,406
                                                            -----------
                                                                634,481
                                                            -----------
           MANUFACTURING--2.1%
   5,200   American Standard Companies, Inc.* ............      181,350
  22,300   Pall Corp. ....................................      440,425
   4,800   Pentair, Inc. .................................      165,000
   3,600   Trinity Industries, Inc. ......................       79,650
                                                            -----------
                                                                866,425
                                                            -----------

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                                  MID CAP FUND+
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           MEDICAL INSTRUMENTS & SUPPLIES--3.0%
   2,200   Baxter International, Inc. ....................  $   119,900
   4,800   Beckman Coulter, Inc. .........................      231,000
   9,300   Biomet, Inc. ..................................      306,900
  14,300   Mallinckrodt Inc. .............................      352,138
     400   Techne Corp.* .................................       34,313
   1,900   Waters Corp.* .................................      186,319
                                                            -----------
                                                              1,230,570
                                                            -----------
           MEDICAL & MEDICAL SERVICES--0.1%
     200   CuraGen Corp.* ................................       45,700
                                                            -----------
           NATURAL GAS - DISTRIBUTION--3.4%
   1,400   El Paso Energy Corp. ..........................       51,888
  26,500   KeySpan Corp. .................................      539,938
  11,300   National Fuel Gas Co. .........................      462,594
  18,800   Sempra Energy** ...............................      338,400
                                                            -----------
                                                              1,392,820
                                                            -----------
           NEWSPAPER & PUBLISHING--0.1%
     900   Times Mirror Co. (The), Class A ...............       45,900
                                                            -----------
           OIL EQUIPMENT & SERVICES--1.7%
   1,100   BJ Services Co.* ..............................       62,769
  20,800   ENSCO International Inc. ......................      629,200
                                                            -----------
                                                                691,969
                                                            -----------
           OIL & GAS FIELD EXPLORATION--5.0%
   5,200   Amerada Hess Corp.** ..........................      262,925
   1,600   Helmerich & Payne, Inc. .......................       42,600
   7,400   Kerr-McGee Corp. ..............................      331,150
   4,400   Occidental Petroleum Corp. ....................       70,675
   9,100   Ocean Energy Inc.* ............................       97,256
   8,000   Rowan Companies, Inc.* ........................      201,000
  15,900   Tidewater Inc. ................................      450,169
  31,800   Union Pacific Resources Group, Inc. ...........      284,213
  15,000   USX-Marathon Group ............................      324,375
                                                            -----------
                                                              2,064,363
                                                            -----------
           PHARMACEUTICALS--0.8%
   1,300   Andrx Corp.* ..................................      124,881
   5,450   IVAX Corp.* ...................................      123,988
   1,400   Medicis Pharmaceutical Corp., Class A* ........       70,613
                                                            -----------
                                                                319,482
                                                            -----------
           PHOTOGRAPHIC EQUIPMENT--0.9%
   6,600   Eastman Kodak Co. .............................      378,263
                                                            -----------
           RESTAURANTS--1.0%
  18,200   Brinker International, Inc.* ..................      395,850
                                                            -----------

-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           RETAIL - DEPARTMENT STORES--1.2%
   3,400   May Department Stores Co. (The)** .............  $    89,038
  15,300   Sears, Roebuck & Co. ..........................      421,706
                                                            -----------
                                                                510,744
                                                            -----------
           RETAIL - JEWELRY STORES--1.1%
  11,600   Zale Corp.* ...................................      436,450
                                                            -----------
           RETAIL - SPECIALTY--0.8%
   8,100   Dollar Tree Stores, Inc.*/** ..................      314,381
                                                            -----------
           RETAIL - SPECIALTY APPAREL--1.6%
  12,900   American Eagle Outfitters, Inc.*/** ...........      328,950
   9,600   Limited, Inc. (The) ...........................      326,400
                                                            -----------
                                                                655,350
                                                            -----------
           SAVINGS & LOAN ASSOCIATIONS--2.6%
  18,400   Astoria Financial Corp. .......................      438,150
  27,000   Dime Bancorp, Inc. ............................      329,063
  13,000   Washington Mutual, Inc. .......................      287,625
                                                            -----------
                                                              1,054,838
                                                            -----------
           SEMICONDUCTORS--3.3%
   5,600   Amkor Technology, Inc.* .......................      290,850
     500   Cree, Inc.* ...................................       93,938
   4,500   Cypress Semiconductor Corp.* ..................      205,313
   8,700   Fairchild Semiconductor Corp., Class A* .......      328,425
   6,500   International Rectifier Corp.* ................      272,188
   2,600   Novellus Systems, Inc.* .......................      154,212
                                                            -----------
                                                              1,344,926
                                                            -----------
           SERVICES - COMPUTER INTEGRATED SYSTEMS
           DESIGN--0.1%
     300   Comverse Technology, Inc.* ....................       59,063
                                                            -----------
           SERVICES - EMPLOYMENT AGENCIES--1.6%
   6,000   Manpower Inc. .................................      196,125
  11,000   Robert Half International Inc.* ...............      464,750
                                                            -----------
                                                                660,875
                                                            -----------
           TELECOMMUNICATIONS--1.8%
   3,000   Inet Technologies, Inc.* ......................      130,125
   5,800   MasTec, Inc.* .................................      334,225
   1,400   Nextel Communications, Inc., Class A* .........      190,838
   3,500   Price Communications Corp.* ...................       83,563
                                                            -----------
                                                                738,751
                                                            -----------

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                                  MID CAP FUND+
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           TELECOMMUNICATIONS EQUIPMENT--5.9%
   3,500   ADC Telecommunications, Inc.* .................  $   157,063
   5,100   Carrier Access Corp.*/** ......................      289,425
   5,400   Digital Lightwave, Inc*/** ....................      449,550
   4,000   Ditech Communications Corp.* ..................      437,000
   3,500   Harmonic Inc.* ................................      479,281
   2,300   Powerwave Technologies, Inc.* .................      367,713
   2,700   Scientific-Atlanta, Inc. ......................      277,256
                                                            -----------
                                                              2,457,288
                                                            -----------
           TOBACCO--0.4%
   9,800   R.J. Reynolds Tobacco Holdings, Inc. ..........      176,400
                                                            -----------
           TRANSPORTATION--0.1%
   1,000   USFreightways Corp. ...........................       33,250
                                                            -----------
           UTILITIES--1.9%
   1,000   Calpine Corp.* ................................       91,500
   6,100   Minnesota Power, Inc. .........................       93,406
  10,000   Public Service Enterprise Group Inc. ..........      290,000
  15,400   Puget Sound Energy, Inc. ......................      312,813
                                                            -----------
                                                                787,719
                                                            -----------
           WHOLESALE - DRUG DISTRIBUTION--0.9%
   9,200   Cardinal Health, Inc. .........................      379,500
                                                            -----------
           WHOLESALE - GROCERIES & GENERAL LINE--0.9%
  23,000   SUPERVALU INC. ................................      395,313
                                                            -----------
           Total Common Stocks
             (Cost $40,586,913) ..........................   40,640,582
                                                            -----------

-----------------------------------------------------------------------
  PRINCIPAL                                                    VALUE
AMOUNT (000's)                                               (NOTE 1)
-----------------------------------------------------------------------
           REPURCHASE AGREEMENT--1.9%
    $782   Bear, Stearns & Co. Inc.
             (Agreement dated 02/29/00 to be
             repurchased at $781,759)
             5.76%, 03/01/00
             (Cost $781,633) (Note 6) ....................  $   781,633
                                                            -----------
           Total Investments -- 100.4%
             (Cost $41,368,546) ..........................   41,422,215
                                                            -----------
           Liabilities in Excess of
             Other Assets -- (0.4%) ......................     (160,242)
                                                            -----------
           Net Assets -- 100.0% ..........................  $41,261,973
                                                            ===========

-------------
 +Formerly known as Growth & Value Fund.
 *Non-income producing.
**Security or a portion thereof is out on loan.

The accompanying notes are an integral part of the financial statements.

                              N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                                [GRAPHIC OMITTED]

                              LARGER CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           COMMON STOCKS--91.2%
           AEROSPACE--1.7%
     300   Cordant Technologies, Inc. ....................   $    9,712
   1,000   General Dynamics Corp. ........................       43,250
     200   Northrop Grumman Corp. ........................        9,087
                                                             ----------
                                                                 62,049
                                                             ----------
           APPAREL--0.4%
     700   Jones Apparel Group, Inc.* ....................       15,837
                                                             ----------
           AUTOMOBILE PARTS & EQUIPMENT--1.4%
   1,321   Delphi Automotive Systems Corp.** .............       22,044
   1,000   Lear Corp.* ...................................       21,125
     700   Meritor Automotive, Inc. ......................        9,800
                                                             ----------
                                                                 52,969
                                                             ----------
           AUTOMOBILE RENTALS--0.3%
     300   Hertz Corp. (The), Class A ....................       10,744
                                                             ----------
           BANKS--9.9%
   1,100   AmSouth Bancorporation** ......................       15,950
     700   Bank of America Corp. .........................       32,244
   2,300   BB&T Corp.** ..................................       54,050
     600   Chase Manhattan Corp., (The) ..................       47,775
     500   Comerica Inc. .................................       18,469
   3,100   FleetBoston Financial Corp. ...................       84,475
     312   Hudson United Bancorp .........................        6,298
   1,300   North Fork Bancorporation, Inc. ...............       21,287
   1,700   PNC Financial Services Group ..................       65,769
     700   UnionBanCal Corp. .............................       22,487
                                                             ----------
                                                                368,804
                                                             ----------
           BROKERAGE--1.9%
     300   Lehman Brothers Holdings Inc. .................       21,750
   1,300   Paine Webber Group Inc. .......................       49,725
                                                             ----------
                                                                 71,475
                                                             ----------
           BUILDING SUPPLIES--1.9%
     700   Lafarge Corp. .................................       13,781
   2,300   Sherwin-Williams Co. (The)** ..................       43,987
     400   USG Corp. .....................................       13,000
                                                             ----------
                                                                 70,768
                                                             ----------
           CHEMICALS - DIVERSIFIED--0.9%
     700   FMC Corp.* ....................................       33,819
                                                             ----------

-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           CHEMICALS - SPECIALTY--0.3%
     300   Engelhard Corp. ...............................   $    4,087
     200   Millennium Chemicals Inc. .....................        2,800
     400   W.R. Grace & Co.* .............................        4,025
                                                             ----------
                                                                 10,912
                                                             ----------
           COMMERCIAL PRINTING--0.5%
     650   Valassis Communications, Inc.* ................       17,997
                                                             ----------
           COMPUTER NETWORKING PRODUCTS--0.1%
     100   Adaptec, Inc.* ................................        4,100
                                                             ----------
           COMPUTER SOFTWARE--3.2%
     300   Adobe Systems Inc. ............................       30,600
     200   Apple Computer, Inc.* .........................       22,925
     500   Computer Associates International, Inc. .......       32,156
   2,100   Informix Corp.* ...............................       33,600
                                                             ----------
                                                                119,281
                                                             ----------
           CONSUMER PRODUCTS--2.1%
   1,200   Black & Decker Corp., (The) ...................       39,525
   2,000   Philip Morris Companies Inc. ..................       40,125
                                                             ----------
                                                                 79,650
                                                             ----------
           ELECTRIC UTILITY--0.3%
     500   GPU, Inc. .....................................       12,437
                                                             ----------
           ELECTRONIC COMPONENTS & ACCESSORIES--0.3%
     300   Vishay Intertechnology, Inc.* .................       12,900
                                                             ----------
           ELECTRONICS--1.3%
     900   Johnson Controls, Inc. ........................       48,037
                                                             ----------
           ENERGY--3.2%
     100   Coastal Corp. (The)** .........................        4,206
     800   DTE Energy Co.** ..............................       24,150
   1,600   Entergy Corp. .................................       32,400
   1,100   FirstEnergy Corp.** ...........................       20,556
     300   Pinnacle West Capital Corp. ...................        8,287
   1,400   PPL Corp. .....................................       28,175
                                                             ----------
                                                                117,774
                                                             ----------
           FINANCIAL SERVICES--7.8%
   1,000   Ambac Financial Group, Inc. ...................       43,937
     100   Bank United Corp., Class A ....................        2,619
   1,400   CIT Group, Inc. (The), Class A ................       19,600
   1,300   Citigroup Inc. ................................       67,194
     100   Deluxe Corp. ..................................        2,344
   1,000   Edwards (A.G.), Inc. ..........................       31,687
     900   Fannie Mae ....................................       47,700


The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                              LARGER CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           FINANCIAL SERVICES--(CONTINUED)
     500   FINOVA Group, Inc. (The) ......................   $   14,312
     100   H&R Block, Inc. ...............................        4,387
     300   Heller Financial, Inc.** ......................        5,644
   1,600   Household International, Inc.** ...............       51,100
                                                             ----------
                                                                290,524
                                                             ----------
           FOOD & AGRICULTURE--1.8%
   3,300   ConAgra, Inc. .................................       54,037
     300   IBP, Inc. .....................................        3,750
     300   International Home Foods, Inc.* ...............        5,081
     200   Keebler Foods Co.* ............................        5,075
                                                             ----------
                                                                 67,943
                                                             ----------
           HEALTH CARE--0.6%
     500   PacifiCare Health Systems, Inc.* ..............       22,719
                                                             ----------
           HOME FURNISHINGS/HOUSEWARES--0.1%
     300   Furniture Brands International, Inc.* .........        4,819
                                                             ----------
           HOUSEHOLD APPLIANCES--1.2%
     800   Whirlpool Corp. ...............................       43,450
                                                             ----------
           INSURANCE--0.9%
     200   Allmerica Financial Corp. .....................        8,350
     600   Loews Corp. ...................................       26,700
                                                             ----------
                                                                 35,050
                                                             ----------
           INSURANCE - FINANCIAL GUARANTEE--2.4%
   1,100   MGIC Investment Corp. .........................       41,113
   1,000   PMI Group, Inc. (The) .........................       36,313
     400   Radian Group Inc. .............................       13,875
                                                             ----------
                                                                 91,301
                                                             ----------
           INSURANCE - HEALTH & LIFE--0.8%
     300   AXA Financial, Inc. ...........................        8,981
     200   CIGNA Corp. ...................................       14,762
     300   Nationwide Financial Services, Inc.,
             Class A .....................................        6,919
                                                             ----------
                                                                 30,662
                                                             ----------
           INSURANCE - LIFE--0.8%
     600   American General Corp. ........................       31,313
                                                             ----------
           LEISURE & ENTERTAINMENT--1.6%
     100   Brunswick Corp. ...............................        1,769
     300   Cablevision Systems Corp., Class A*/** ........       19,256
     200   USA Networks, Inc.*/** ........................        4,488
   1,000   Walt Disney Co., (The) ........................       33,500
                                                             ----------
                                                                 59,013
                                                             ----------

-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           LUMBER & WOOD PRODUCTS--1.2%
     400   Georgia-Pacific Corp. (Timber Group) ..........   $    8,825
   1,000   Georgia-Pacific Group .........................       34,688
                                                             ----------
                                                                 43,513
                                                             ----------
           MACHINERY--0.4%
     200   Kulicke & Soffa Industries, Inc.* .............       15,900
                                                             ----------
           MANUFACTURING--1.8%
     600   American Standard Companies Inc.* .............       20,925
     300   Minnesota Mining & Manufacturing
             Co., (3M) ...................................       26,438
     500   Pall Corp. ....................................        9,875
     300   Pentair, Inc. .................................       10,313
                                                             ----------
                                                                 67,551
                                                             ----------
           MEDICAL INSTRUMENTS & SUPPLIES--1.0%
     400   Baxter International, Inc. ....................       21,800
     600   Mallinckrodt Inc. .............................       14,775
                                                             ----------
                                                                 36,575
                                                             ----------
           NATURAL GAS - DISTRIBUTION--3.8%
   1,700   El Paso Energy Corp. ..........................       63,006
   1,500   KeySpan Corp. .................................       30,563
     300   National Fuel Gas Co. .........................       12,281
   2,100   Sempra Energy .................................       37,800
                                                             ----------
                                                                143,650
                                                             ----------
           NEWSPAPER & PUBLISHING--1.9%
   1,000   Knight-Ridder, Inc. ...........................       46,875
     500   Times Mirror Co. (The), Class A ...............       25,500
                                                             ----------
                                                                 72,375
                                                             ----------
           OIL & GAS FIELD EXPLORATION--9.3%
   1,000   Amerada Hess Corp.** ..........................       50,563
   1,600   Conoco Inc., Class B ..........................       31,500
     600   Helmerich & Payne, Inc. .......................       15,975
   1,200   Kerr-McGee Corp. ..............................       53,700
   3,100   Occidental Petroleum Corp. ....................       49,794
     300   Ocean Energy Inc.* ............................        3,206
     800   Phillips Petroleum Co. ........................       30,600
     500   Pioneer Natural Resources Co.* ................        4,156
   1,200   Tidewater Inc. ................................       33,975
   2,900   Union Pacific Resources Group Inc. ............       25,919
   2,300   USX-Marathon Group ............................       49,738
                                                             ----------
                                                                349,126
                                                             ----------
           PAPER & ALLIED PRODUCTS--0.8%
     900   Willamette Industries, Inc. ...................       30,544
                                                             ----------

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                              LARGER CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           PHOTOGRAPHIC EQUIPMENT--1.9%
   1,200   Eastman Kodak Co. .............................   $   68,775
                                                             ----------
           PLASTICS--0.1%
     300   Tupperware Corp. ..............................        5,156
                                                             ----------
           RESTAURANTS--0.2%
     300   Tricon Global Restaurants, Inc.* ..............        7,988
                                                             ----------
           RETAIL - DEPARTMENT STORES--2.1%
     300   Federated Department Stores, Inc.*/** .........       11,006
     300   May Department Stores Co. (The)** .............        7,856
   2,100   Sears, Roebuck & Co. ..........................       57,881
                                                             ----------
                                                                 76,743
                                                             ----------
           RETAIL - JEWELRY STORES--0.2%
     200   Zale Corp.* ...................................        7,525
                                                             ----------
           RETAIL - SPECIALTY APPAREL--1.5%
   1,600   Limited, Inc. .................................       54,400
                                                             ----------
           SAVINGS & LOAN ASSOCIATIONS--1.2%
     800   Astoria Financial Corp. .......................       19,050
   1,000   Dime Bancorp, Inc. ............................       12,188
     300   Golden State Bancorp Inc.* ....................        3,863
     500   Washington Mutual, Inc. .......................       11,063
                                                             ----------
                                                                 46,164
                                                             ----------
           SEMICONDUCTORS--1.2%
     400   Cypress Semiconductor Corp.* ..................       18,250
     700   Fairchild Semiconductor Corp., Class A* .......       26,425
                                                             ----------
                                                                 44,675
                                                             ----------
           TELECOMMUNICATIONS--10.3%
   2,000   AT&T Corp. ....................................       98,875
   2,332   Bell Atlantic Corp. ...........................      114,122
   3,000   BellSouth Corp. ...............................      122,250
     100   Motorola, Inc. ................................       17,050
     900   SBC Communications Inc. .......................       34,200
                                                             ----------
                                                                386,497
                                                             ----------
           TELECOMMUNICATIONS EQUIPMENT--0.3%
     100   Scientific-Atlanta, Inc. ......................       10,269
                                                             ----------
           TRANSPORTATION--0.7%
   1,000   Burlington Northern Santa Fe Corp. ............       19,688
     200   USFreightways Corp. ...........................        6,650
                                                             ----------
                                                                 26,338
                                                             ----------

-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           UTILITIES--2.1%
     300   Allegheny Energy, Inc. ........................   $    7,781
     300   Minnesota Power, Inc. .........................        4,594
     400   PECO Energy Co. ...............................       14,925
   1,600   Public Service Enterprise Group Inc. ..........       46,400
     300   Puget Sound Energy, Inc. ......................        6,094
                                                             ----------
                                                                 79,794
                                                             ----------
           WHOLESALE - DRUG DISTRIBUTION--0.7%
     600   Cardinal Health, Inc. .........................       24,750
                                                             ----------
           WHOLESALE - GROCERIES & GENERAL LINE--0.8%
   1,800   SUPERVALU INC. ................................       30,938
                                                             ----------
           Total Investments -- 91.2%
             (Cost $3,974,668) ...........................    3,415,593
                                                             ----------
           Other Assets in Excess
             of Liabilities -- 8.8% ......................      328,043
                                                             ----------
           Net Assets -- 100.0% ..........................   $3,743,636
                                                             ==========

-----------
  *Non-income producing.
 **Security or a portion thereof is out on loan.

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           COMMON STOCKS--94.5%
           ADVERTISING--0.3%
   1,100   ADVO, Inc.* ...................................   $   30,525
                                                             ----------
           AEROSPACE--0.7%
   2,000   Cordant Technologies, Inc. ....................       64,750
                                                             ----------
           AMUSEMENT & RECREATIONAL SERVICES--0.6%
   1,900   Polaris Industries, Inc. ......................       58,187
                                                             ----------
           APPAREL--2.1%
   5,700   Kellwood Co. ..................................       96,187
   2,900   Nautica Enterprises, Inc.* ....................       30,631
   5,900   Russell Corp. .................................       81,494
                                                             ----------
                                                                208,312
                                                             ----------
           AUTOMOBILE PARTS & EQUIPMENT--3.4%
   1,300   American Axle & Manufacturing
             Holdings, Inc.* .............................       18,119
   4,700   Arvin Industries, Inc. ........................       86,362
   3,000   Borg-Warner Automotive, Inc. ..................       96,000
   1,200   Lear Corp.* ...................................       25,350
   6,100   Meritor Automotive, Inc. ......................       85,400
   1,700   Tower Automotive, Inc.*/** ....................       20,187
                                                             ----------
                                                                331,418
                                                             ----------
           AUTOMOBILE RENTALS--0.3%
     500   Avis Rent A Car, Inc.* ........................        7,281
   2,000   Dollar Thrifty Automotive Group, Inc.* ........       26,250
                                                             ----------
                                                                 33,531
                                                             ----------
           BANKS--6.3%
   1,000   Centura Banks, Inc. ...........................       33,750
   9,500   Colonial BancGroup, Inc. (The)** ..............       84,312
   1,600   GBC Bancorp** .................................       43,200
   8,100   Hibernia Corporation, Class A .................       73,406
   4,720   Hudson United Bancorp .........................       95,285
   4,100   North Fork Bancorporation, Inc. ...............       67,137
     500   Oriental Financial Group Inc.** ...............        9,500
   3,500   Pacific Century Financial Corp. ...............       53,156
     500   Provident Bankshares Corp. ....................        8,062
   2,900   Provident Financial Group, Inc. ...............       81,562
   3,600   TCF Financial Corp. ...........................       71,325
                                                             ----------
                                                                620,695
                                                             ----------
           BUILDING - MAINTENANCE & SERVICE--0.1%
   1,200   Encompass Services Corp.* .....................        9,150
                                                             ----------

-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           BUILDING SUPPLIES--2.1%
   3,800   Hughes Supply, Inc. ...........................   $   67,925
   4,300   Lafarge Corp. .................................       84,656
   1,800   USG Corp. .....................................       58,500
                                                             ----------
                                                                211,081
                                                             ----------
           BUSINESS SERVICES--1.2%
     800   Affiliated Computer Services, Inc.,
             Class A*/** .................................       25,200
   1,100   Eaton Vance Corp. .............................       45,581
   6,200   IT Group, Inc.* ...............................       47,275
                                                             ----------
                                                                118,056
                                                             ----------
           CHEMICALS - DIVERSIFIED--0.3%
     700   FMC Corp.* ....................................       33,819
                                                             ----------
           CHEMICALS - SPECIALTY--1.3%
   1,900   Cytec Industries Inc.* ........................       46,075
   2,200   Engelhard Corp. ...............................       29,975
     900   Millennium Chemicals, Inc. ....................       12,600
   4,000   W.R. Grace & Co.* .............................       40,250
                                                             ----------
                                                                128,900
                                                             ----------
           COAL--0.8%
   6,600   CONSOL Energy Inc. ............................       76,725
                                                             ----------
           COMPUTER PERIPHERAL EQUIPMENT--0.5%
   1,600   In Focus Systems, Inc.* .......................       53,600
                                                             ----------
           COMPUTER PROGRAMMING AND DATA
           PROCESSING--0.3%
     800   Bell & Howell Co.* ............................       26,200
                                                             ----------
           COMPUTER SERVICES--0.6%
   3,700   Pomeroy Computer Resources, Inc.* .............       60,587
                                                             ----------
           COMPUTER SOFTWARE--3.1%
   1,900   Autodesk, Inc.** ..............................       84,906
   1,500   CACI International Inc.* ......................       42,656
   4,200   Diebold, Inc. .................................      102,900
     800   Informix Corp.* ...............................       12,800
     400   InterVoice-Brite, Inc.* .......................       14,450
     950   THQ Inc.* .....................................       19,178
   1,200   Unigraphics Solutions Inc.* ...................       33,225
                                                             ----------
                                                                310,115
                                                             ----------
           COMPUTERS--0.5%
   3,000   Mentor Graphics Corp.* ........................       51,375
                                                             ----------
           CONSTRUCTION--0.6%
   2,500   Centex Construction Products, Inc. ............       58,125
                                                             ----------

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           CONSUMER PRODUCTS--1.4%
   2,800   Dial Corp. (The) ..............................   $   40,250
     800   Polaroid Corp. ................................       20,050
   8,200   Sturm, Ruger & Co. ............................       79,950
                                                             ----------
                                                                140,250
                                                             ----------
           CONTAINERS--0.6%
   6,000   American National Can Group, Inc. .............       60,000
                                                             ----------
           ELECTRIC SERVICES--1.6%
   6,200   Conectiv, Inc. ................................       88,350
   1,400   IPALCO Enterprises, Inc. ......................       23,712
   2,500   OGE Energy Corp. ..............................       42,969
                                                             ----------
                                                                155,031
                                                             ----------
           ELECTRICAL EQUIPMENT--1.3%
   2,500   C&D Technologies, Inc. ........................      116,875
     200   SBS Technologies, Inc.* .......................       10,887
                                                             ----------
                                                                127,762
                                                             ----------
           ELECTRONIC COMPONENTS & ACCESSORIES--3.8%
     400   Actel Corp. ...................................       13,025
   1,700   Arrow Electronics, Inc.* ......................       51,425
   2,700   Comptek Research, Inc.*/** ....................       39,150
     700   L-3 Communications Holdings, Inc.* ............       29,794
   7,100   Pioneer-Standard Electronics, Inc.** ..........      130,462
   2,300   Technitrol, Inc. ..............................      107,812
                                                             ----------
                                                                371,668
                                                             ----------
           ELECTRONICS--0.6%
   1,000   Cohu, Inc. ....................................       56,375
                                                             ----------
           ENERGY--0.9%
   6,300   Questar Corp. .................................       87,806
                                                             ----------
           ENGINES--0.3%
   1,000   Cummins Engine Co., Inc. ......................       33,312
                                                             ----------
           FINANCIAL SERVICES--6.5%
   2,200   Advanta Corp., Class A** ......................       40,975
   4,800   Bank United Corp., Class A ....................      125,700
     800   Deluxe Corp. ..................................       18,750
   9,400   Doral Financial Corp. .........................       92,237
   2,000   Federated Investors, Inc., Class B** ..........       46,625
   2,500   FINOVA Group Inc. (The) .......................       71,562
   5,300   Heller Financial, Inc. ........................       99,706
   1,000   John Nuveen Co.(The), Class A** ...............       34,500
   3,600   LaBranche & Co. Inc.* .........................       43,650
   2,600   Neuberger Berman, Inc. ........................       66,950
                                                             ----------
                                                                640,655
                                                             ----------

-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           FOOD & AGRICULTURE--3.3%
   3,000   Del Monte Foods Co.*/** .......................   $   37,500
   6,000   IBP, Inc. .....................................       75,000
   1,900   International Home Foods, Inc.* ...............       32,181
   6,200   International Multifoods Corp.** ..............       67,812
   2,700   Pilgrim's Pride Corp., Class B ................       21,600
   5,100   Universal Foods Corp. .........................       92,119
                                                             ----------
                                                                326,212
                                                             ----------
           HEALTH CARE--0.5%
   1,100   PacifiCare Health Systems, Inc.* ..............       49,981
                                                             ----------
           HOME FURNISHINGS/HOUSEWARES--0.8%
   3,100   Furniture Brands International, Inc.* .........       49,794
   2,400   Shaw Industries, Inc. .........................       30,450
                                                             ----------
                                                                 80,244
                                                             ----------
           HOUSEHOLD PRODUCTS--1.3%
   4,600   Libbey Inc. ...................................      123,625
                                                             ----------
           INSURANCE - FINANCIAL GUARANTEE--1.9%
   2,500   Enhance Financial Services Group Inc. .........       29,375
   1,450   PMI Group, Inc. (The) .........................       52,653
   3,100   Radian Group Inc. .............................      107,531
                                                             ----------
                                                                189,559
                                                             ----------
           INSURANCE - HEALTH & LIFE--2.3%
   2,000   AmerUs Life Holdings, Inc., Class A** .........       40,625
   1,048   Delphi Financial Group, Inc., Class A* ........       27,641
     800   Hartford Life, Inc., Class A ..................       28,300
   2,500   Liberty Financial Companies, Inc. .............       48,281
   3,600   Nationwide Financial Services, Inc.,
             Class A .....................................       83,025
                                                             ----------
                                                                227,872
                                                             ----------
           INSURANCE - PROPERTY & CASUALTY--1.7%
   4,400   CNA Surety Corp. ..............................       50,050
     900   Medical Assurance, Inc. .......................       17,662
   6,700   MIIX Group, Inc. (The) ........................       77,888
     700   Travelers Property Casualty Corp.,
             Class A .....................................       22,138
                                                             ----------
                                                                167,738
                                                             ----------
           INSURANCE - TITLE INSURANCE--0.3%
     600   Chicago Title Corp. ...........................       27,900
                                                             ----------
           LEISURE & ENTERTAINMENT--0.7%
   1,000   Anchor Gaming* ................................       41,625
   1,500   Brunswick Corp. ...............................       26,531
                                                             ----------
                                                                 68,156
                                                             ----------

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           MACHINERY--3.8%
     800   Graco Inc.** ..................................   $   24,150
   1,200   Imation Corp.* ................................       37,125
   1,000   Kulicke & Soffa Industries, Inc.* .............       79,500
   2,100   Milacron Inc.** ...............................       29,138
   2,700   Tecumseh Products Co., Class A ................      116,438
   3,800   United Dominion Industries Ltd. ...............       70,063
     300   Zebra Technologies Corp., Class A* ............       19,969
                                                             ----------
                                                                376,383
                                                             ----------
           MANUFACTURING--2.5%
   2,300   MascoTech, Inc. ...............................       32,200
   2,200   National Service Industries, Inc. .............       45,100
   2,300   Pentair, Inc. .................................       79,063
   3,900   Trinity Industries, Inc. ......................       86,288
                                                             ----------
                                                                242,651
                                                             ----------
           MEDICAL INSTRUMENTS & SUPPLIES--1.7%
   1,200   Beckman Coulter, Inc. .........................       57,750
   2,100   Invacare Corp. ................................       51,188
   2,500   Mallinckrodt Inc. .............................       61,563
                                                             ----------
                                                                170,501
                                                             ----------
           METAL FABRICATING--0.8%
   7,200   Intermet Corp. ................................       81,000
                                                             ----------
           NATURAL GAS - DISTRIBUTION--4.5%
   5,100   Energen Corp. .................................       82,875
     900   MCN Energy Group Inc. .........................       21,656
   1,200   Midcoast Energy Resources, Inc. ...............       18,900
   3,100   NICOR Inc. ....................................       94,163
     400   NUI Corp.** ...................................        9,500
   4,700   ONEOK, Inc. ...................................      106,631
     900   SEMCO Energy, Inc.** ..........................       10,800
   5,100   UGI Corp. .....................................       95,625
                                                             ----------
                                                                440,150
                                                             ----------
           OFFICE & BUSINESS EQUIPMENT--0.4%
   1,300   United Stationers Inc.* .......................       34,938
                                                             ----------
           OIL & GAS FIELD EXPLORATION--3.7%
  10,400   Cross Timbers Oil Co. .........................       89,700
     700   Helmerich & Payne, Inc. .......................       18,638
   2,000   HS Resources, Inc.* ...........................       33,000
     500   Noble Affiliates, Inc. ........................       11,250
   3,700   Ocean Energy Inc.* ............................       39,544
     500   Offshore Logistics, Inc. ......................        4,969
   7,700   Pioneer Natural Resources Co.* ................       64,006

-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
OIL & GAS FIELD EXPLORATION--(CONTINUED)
   4,400   Swift Energy Co.* .............................   $   51,975
   1,700   Tidewater Inc. ................................       48,131
                                                             ----------
                                                                361,213
                                                             ----------
           OPTICAL INSTRUMENTS & LENSES--0.3%
   1,700   Robotic Vision Systems, Inc.* .................       29,750
                                                             ----------
           PAPER & ALLIED PRODUCTS--1.1%
   1,200   Buckeye Technologies Inc.* ....................       19,125
   1,500   Louisiana-Pacific Corp. .......................       17,719
   5,600   Schweitzer-Mauduit International, Inc. ........       76,300
                                                             ----------
                                                                113,144
                                                             ----------
           PLASTICS--1.1%
   6,500   Tupperware Corp. ..............................      111,719
                                                             ----------
           RECYCLING--0.6%
   5,500   IMCO Recycling Inc. ...........................       54,656
                                                             ----------
           RESIDENTIAL CONSTRUCTION--4.6%
   9,300   D.R. Horton, Inc. .............................      104,625
   2,000   Kaufman and Broad Home Corp. ..................       38,250
   4,800   Pulte Corp. ...................................       80,700
   5,100   Ryland Group, Inc. (The) ......................       90,525
  10,700   Standard Pacific Corp. ........................      113,688
   1,300   Toll Brothers, Inc.* ..........................       21,613
                                                             ----------
                                                                449,401
                                                             ----------
           RETAIL - DEPARTMENT STORES--0.2%
   1,600   Ames Department Stores, Inc.*/** ..............       22,600
                                                             ----------
           RETAIL - JEWELRY STORES--0.4%
   2,100   Claire's Stores, Inc. .........................       36,619
                                                             ----------
           RETAIL - SHOE STORES--0.6%
   5,300   Brown Shoe Company, Inc. ......................       55,650
                                                             ----------
           RETAIL - SPECIALTY--0.4%
   2,500   Pier 1 Imports, Inc.** ........................       21,875
   1,100   ShopKo Stores, Inc.* ..........................       18,288
                                                             ----------
                                                                 40,163
                                                             ----------
           RETAIL - SPECIALTY APPAREL--1.2%
   6,400   Cato Corp. (The), Class A .....................       64,000
   2,600   Ross Stores, Inc. .............................       37,700
     600   Wilsons, The Leather Experts, Inc.* ...........       15,300
                                                             ----------
                                                                117,000
                                                             ----------

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           SAVINGS & LOAN ASSOCIATIONS--2.5%
   3,800   Astoria Financial Corp. .......................   $   90,488
   1,900   Downey Financial Corp. ........................       37,406
   2,500   Flagstar Bancorp, Inc.** ......................       32,188
   1,800   Golden State Bancorp Inc.*/** .................       23,175
   5,400   Sovereign Bancorp, Inc. .......................       39,150
   1,200   Webster Financial Corp. .......................       25,350
                                                             ----------
                                                                247,757
                                                             ----------
           SEMICONDUCTORS--0.8%
   1,500   Integrated Silicon Solution, Inc.* ............       41,719
   1,600   Silicon Valley Group, Inc.* ...................       40,500
                                                             ----------
                                                                 82,219
                                                             ----------
           STEEL--0.9%
     300   Carpenter Technology Corp. ....................        6,675
  11,500   National Steel Corp., Class B .................       80,500
                                                             ----------
                                                                 87,175
                                                             ----------
           TELECOMMUNICATIONS EQUIPMENT--1.1%
   2,100   Centigram Communications Corp.* ...............       43,313
     800   Plantronics, Inc.*/** .........................       63,550
                                                             ----------
                                                                106,863
                                                             ----------
           TOBACCO--0.7%
   2,300   R.J. Reynolds Tobacco Holdings, Inc. ..........       41,400
   1,500   Universal Corp. ...............................       24,563
                                                             ----------
                                                                 65,963
                                                             ----------
           TOOLS--0.2%
     800   Snap-On, Inc. .................................       17,450
                                                             ----------
           TRANSPORTATION--1.3%
   5,000   Arkansas Best Corp.*/** .......................       47,188
   1,300   GATX Corp. ....................................       40,463
     300   USFreightways Corp. ...........................        9,975
   1,700   Yellow Corp.* .................................       27,200
                                                             ----------
                                                                124,826
                                                             ----------
           TRUCKS - RENTAL SERVICES--0.4%
   2,100   Rollins Truck Leasing Corp. ...................       17,588
   1,000   Ryder System, Inc. ............................       18,625
                                                             ----------
                                                                 36,213
                                                             ----------
           UTILITIES--2.4%
   8,300   Public Service Co. of New Mexico ..............      127,613
   5,600   RGS Energy Group Inc.** .......................      110,250
                                                             ----------
                                                                237,863
                                                             ----------

-----------------------------------------------------------------------
                                                               VALUE
 SHARES                                                       (NOTE 1)
-----------------------------------------------------------------------
           WHOLESALE - DISTRIBUTION--0.4%
   2,700   Bell Microproducts, Inc.* .....................   $   36,619
                                                             ----------
           WHOLESALE - DRUG DISTRIBUTION--0.3%
   2,100   AmeriSource Health Corp., Class A* ............       30,581
                                                             ----------
           WHOLESALE - MEDICAL, DENTAL & HOSPITAL
           EQUIPMENT & SERVICES--0.7%
   5,900   Owens & Minor, Inc. Holding Co.** .............       64,900
                                                             ----------
           Total Common Stocks
             (Cost $10,435,156) ..........................    9,295,264
                                                             ----------
  PRINCIPAL
AMOUNT (000'S)
--------------
           REPURCHASE AGREEMENT--4.5%
    $440   Bear, Stearns & Co. Inc.
             (Agreement dated 02/29/00 to be
             repurchased at $439,633)
             5.76%, 03/01/00
             (Cost $439,563) (Note 6) ....................      439,563
                                                             ----------
           Total Investments -- 99.0%
             (Cost $10,874,719) ..........................    9,734,827
                                                             ----------
           Other Assets in Excess
             of Liabilities -- 1.0% ......................       98,328
                                                             ----------
           Net Assets -- 100.0% ..........................   $9,833,155
                                                             ==========

---------
 *Non-income producing.
**Security or a portion thereof is out on loan.

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                       STATEMENT OF ASSETS AND LIABILITIES
                          FEBRUARY 29, 2000 (UNAUDITED)

                                                         MICRO CAP       GROWTH        MID CAP    LARGER CAP VALUE   SMALL CAP VALUE
                                                            FUND          FUND          FUND*           FUND              FUND
                                                        ------------   -----------   -----------  ----------------   --------------
ASSETS
   Investments, at value (Cost - $103,683,853,
      $55,110,713, $41,368,546, $3,974,668,
      $10,874,719, respectively) ...................... $134,026,672   $80,037,030   $41,422,215     $ 3,415,593      $ 9,734,827
   Cash collateral received for securities loaned
      (Note 5) ........................................    3,003,532     1,194,846       175,589           2,364           14,184
   Receivable for investments sold ....................    3,958,630     2,026,270       862,443         540,010          241,721
   Dividends and interest receivable ..................       40,811        18,862        48,666           8,613           21,793
   Receivable for Fund shares sold ....................       42,700        54,353         1,290              --               --
   Receivable from investment adviser .................           --            --            --           4,887              284
   Prepaid expenses ...................................       21,084        14,294        42,597              --               --
                                                        ------------   -----------   -----------     -----------      -----------
      Total assets ....................................  141,093,429    83,345,655    42,552,800       3,971,467       10,012,809
                                                        ------------   -----------   -----------     -----------      -----------
LIABILITIES
   Payable upon return of securities loaned
      (Note 5) ........................................    3,003,532     1,194,846       175,589           2,364           14,184
   Payable for investments purchased ..................    3,199,492     2,145,762       923,471          40,901          159,769
   Payable for fund shares redeemed ...................       36,264       166,721       187,130          49,450               --
   Accrued expenses and other liabilities .............       51,477        37,132         4,637         135,116            5,701
                                                        ------------   -----------   -----------     -----------      -----------
      Total liabilities ...............................    6,290,765     3,544,461     1,290,827         227,831          179,654
                                                        ------------   -----------   -----------     -----------      -----------
NET ASSETS
   Capital stock, $0.001 par value ....................        6,758         3,430         2,514             361              994
   Additional paid-in capital .........................   89,077,886    43,567,736    38,030,496       5,661,132       11,664,322
   Undistributed net investment income/(loss) .........     (261,111)     (205,723)       91,272          49,569           74,678
   Accumulated undistributed net realized gain/(loss)
      from investments and futures transactions,
      if any ..........................................   15,636,312    11,509,434     3,084,022      (1,408,351)        (766,947)
   Net unrealized appreciation/(depreciation) on
      investments and futures transactions, if any ....   30,342,819    24,926,317        53,669        (559,075)      (1,139,892)
                                                        ------------   -----------   -----------     -----------      -----------
   Net assets applicable to shares outstanding ........ $134,802,664   $79,801,194   $41,261,973     $ 3,743,636      $ 9,833,155
                                                        ============   ===========   ===========     ===========      ===========
Shares outstanding ....................................    6,758,092     3,430,297     2,513,988         360,610          994,179
                                                        ------------   -----------   -----------     -----------      -----------
Net asset value, offering and redemption
   price per share ....................................       $19.95        $23.26        $16.41          $10.38            $9.89
                                                              ======        ======        ======          ======            =====

-----------
* Formerly known as Growth & Value Fund.

The accompanying notes are an integral part of the financial statements.

                             N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                               [GRAPHIC OMITTED]

                             STATEMENT OF OPERATIONS
             FOR THE SIX MONTHS ENDED FEBRUARY 29, 2000 (UNAUDITED)

                                                         MICRO CAP       GROWTH        MID CAP    LARGER CAP VALUE   SMALL CAP VALUE
                                                            FUND          FUND          FUND*           FUND              FUND
                                                        ------------   -----------   -----------  ----------------   --------------
INVESTMENT INCOME
   Dividends** ........................................ $    95,630    $    84,242    $  276,278     $    77,235       $   113,894
   Interest ...........................................     110,838         29,256        37,465           3,112            12,273
   Securities lending (Note 5) ........................      29,014         15,289         6,110             321             1,421
                                                        -----------    -----------    ----------     -----------       -----------
                                                            235,482        128,787       319,853          80,668           127,588
                                                        -----------    -----------    ----------     -----------       -----------
EXPENSES
   Advisory fees ......................................     372,445        250,587       171,377          24,136            39,695
   Co-Administration fees .............................      86,935         58,587        48,925          39,109            40,146
   Administrative service fees ........................      74,489         50,177        34,275           4,827             7,939
   Transfer agent fees and expenses ...................      31,252         26,988        46,424          20,816            19,893
   Printing ...........................................       4,320          2,347        38,762             336               481
   Custodian fees and expenses ........................      14,898         10,035         6,855             968             1,588
   Federal and state registration fees ................       6,955          5,212         3,374           3,519             9,340
   Audit and legal fees ...............................      11,536          6,915         4,893             421             2,238
   Other ..............................................       3,536          3,615         2,863             504             1,209
                                                        -----------    -----------    ----------     -----------       -----------
      Total expenses before waivers and
         reimbursements ...............................     606,366        414,463       357,748          94,636           122,529
      Less: waivers and reimbursements ................    (109,773)       (79,953)     (129,245)        (62,454)          (69,602)
                                                        -----------    -----------    ----------     -----------       -----------
      Total expenses after waivers and
         reimbursements ...............................     496,593        334,510       228,503          32,182            52,927
                                                        -----------    -----------    ----------     -----------       -----------
   Net Investment Income/(loss) .......................    (261,111)      (205,723)       91,350          48,486            74,661
                                                        -----------    -----------    ----------     -----------       -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS AND FUTURES TRANSACTIONS:
   Net realized gain/(loss) from:
      Investments .....................................  16,105,800     12,198,750     4,143,112      (1,111,042)         (658,251)
      Futures transactions ............................     (67,142)            --            --              --                --
   Net change in unrealized appreciation/
      (depreciation) on investments ...................  27,099,355     20,771,161       342,392        (217,386)         (873,192)
                                                        -----------    -----------    ----------     -----------       -----------
   Net realized and unrealized gain/(loss) on
      investments and futures transactions, if any ....  43,138,013     32,969,911     4,485,504      (1,328,428)       (1,531,443)
                                                        -----------    -----------    ----------     -----------       -----------
Net increase/(decrease) in net assets resulting
   from operations .................................... $42,876,902    $32,764,188    $4,576,854     $(1,279,942)      $(1,456,782)
                                                        ===========    ===========    ==========     ===========       ===========

-----------
 * Formerly known as Growth & Value Fund.
** Net of foreign withholding taxes of $1,202, $102, and $310, for the Micro Cap
   Fund, Growth Fund, and Small Cap Value Fund, respectively.

The accompanying notes are an integral part of the financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                                [GRAPHIC OMITTED]

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     MICRO CAP                               GROWTH
                                                                       FUND                                   FUND
                                                       -----------------------------------   -----------------------------------
                                                            FOR THE            FOR THE            FOR THE            FOR THE
                                                        SIX MONTHS ENDED        FISCAL        SIX MONTHS ENDED        FISCAL
                                                       FEBRUARY 29, 2000      YEAR ENDED     FEBRUARY 29, 2000      YEAR ENDED
                                                           (UNAUDITED)     AUGUST 31, 1999      (UNAUDITED)      AUGUST 31, 1999
                                                       -----------------   ---------------   -----------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS:
   Net investment income/(loss) .......................   $   (261,111)     $   (463,635)       $   (205,723)      $   (341,042)
   Net realized gain/(loss) from investments
      and futures transactions, if any ................     16,038,658        18,229,148          12,198,750          3,454,997
   Net change in unrealized appreciation/
      (depreciation) on investments and
      futures transactions, if any ....................     27,099,355        26,593,111          20,771,161         28,829,220
                                                          ------------      ------------        ------------       ------------
   Net increase/(decrease) in net assets
      resulting from operations .......................     42,876,902        44,358,624          32,764,188         31,943,175
                                                          ------------      ------------        ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..............................             --                --                  --                 --
   Net realized capital gains .........................    (18,272,209)       (7,942,123)         (1,484,633)           (39,086)
                                                          ------------      ------------        ------------       ------------
   Total dividends and distributions to shareholders ..    (18,272,209)       (7,942,123)         (1,484,633)           (39,086)
                                                          ------------      ------------        ------------       ------------
INCREASE/(DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARE TRANSACTIONS (NOTE 4) ...........     33,849,146       (59,334,109)        (13,854,184)       (47,367,810)
                                                          ------------      ------------        ------------       ------------
   Total increase/(decrease) in net assets ............     58,453,839       (22,917,608)         17,425,371        (15,463,721)
NET ASSETS
   Beginning of period ................................     76,348,825        99,266,433           62,375,823        77,839,544
                                                          ------------      ------------        ------------       ------------
   End of period+ .....................................   $134,802,664      $ 76,348,825         $ 79,801,194      $ 62,375,823
                                                          ============      ============        ============       ============

                                                                         MID CAP                        LARGER CAP VALUE
                                                                          FUND*                               FUND
                                                       -----------------------------------   -----------------------------------
                                                            FOR THE            FOR THE             FOR THE           FOR THE
                                                        SIX MONTHS ENDED       FISCAL         SIX MONTHS ENDED       FISCAL
                                                       FEBRUARY 29, 2000      YEAR ENDED     FEBRUARY 29, 2000     YEAR ENDED
                                                          (UNAUDITED)      AUGUST 31, 1999      (UNAUDITED)      AUGUST 31, 1999
                                                       -----------------   ---------------   -----------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS:
   Net investment income/(loss) .......................   $    91,350       $    274,601        $    48,486       $    204,443
   Net realized gain/(loss) from investments
      and futures transactions, if any ................     4,143,112          4,760,317         (1,111,042)          (167,333)
   Net change in unrealized appreciation/
      (depreciation) on investments and
      futures transactions, if any ....................       342,392         29,753,292           (217,386)         5,969,183
                                                          -----------       ------------        -----------       ------------
   Net increase/(decrease) in net assets
      resulting from operations .......................     4,576,854         34,788,210         (1,279,942)         6,006,293
                                                          -----------       ------------        -----------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..............................       (82,617)          (497,210)           (87,005)          (253,730)
   Net realized capital gains .........................    (5,452,700)       (10,970,699)                --           (542,701)
                                                          -----------       ------------        -----------       ------------
   Total dividends and distributions to shareholders ..    (5,535,317)       (11,467,909)           (87,005)          (796,431)
                                                          -----------       ------------        -----------       ------------
INCREASE/(DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARE TRANSACTIONS (NOTE 4) ...........    (6,935,345)       (84,340,716)        (3,145,408)       (22,210,422)
                                                          -----------       ------------        -----------       ------------
   Total increase/(decrease) in net assets ............    (7,893,808)       (61,020,415)        (4,512,355)       (17,000,560)
NET ASSETS
   Beginning of period ................................    49,155,781        110,176,196          8,255,991         25,256,551
                                                          -----------       ------------        -----------       ------------
   End of period+ .....................................   $41,261,973       $ 49,155,781        $ 3,743,636       $  8,255,991
                                                          ===========       ============        ===========       ============

                                                                    SMALL CAP VALUE
                                                                         FUND
                                                       ----------------------------------------
                                                             FOR THE          FOR THE PERIOD
                                                         SIX MONTHS ENDED   NOVEMBER 30, 1998**
                                                       FEBRUARY 29, 2000          THROUGH
                                                           (UNAUDITED)        AUGUST 31, 1999
                                                       ------------------   -------------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS:
   Net investment income/(loss) .......................    $    74,661          $    87,010
   Net realized gain/(loss) from investments
      and futures transactions, if any ................       (658,251)           1,061,132
   Net change in unrealized appreciation/
      (depreciation) on investments and
      futures transactions, if any ....................       (873,192)            (266,700)
                                                           -----------          -----------
   Net increase/(decrease) in net assets
      resulting from operations .......................     (1,456,782)             881,442
                                                           -----------          -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..............................        (86,993)                  --
   Net realized capital gains .........................     (1,169,828)                  --
                                                           -----------          -----------
   Total dividends and distributions to shareholders ..     (1,256,821)                  --
                                                           -----------          -----------
INCREASE/(DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARE TRANSACTIONS (NOTE 4) ...........      1,048,468           10,616,848
                                                           -----------          -----------
   Total increase/(decrease) in net assets ............     (1,665,135)          11,498,290
NET ASSETS
   Beginning of period ................................     11,498,290                   --
                                                           -----------          -----------
   End of period+ .....................................    $ 9,833,155          $11,498,290
                                                           ===========          ===========

-----------
*  Formerly known as Growth & Value Fund.
** Commencement of operations.
+ Includes undistributed net investment income of $91,272, $49,569, and $74,678 for the Mid Cap Fund, Larger Cap Value Fund and Small Cap Value Fund, respectively, for the six months ended February 29, 2000. At August 31, 1999, the Mid Cap Fund, Larger Cap Value Fund and Small Cap Value Fund had undistributed net investment income of $82,539, $88,088 and $87,010, respectively.

The accompanying notes are an integral part of the financial statements.

                                     32 & 33

                              N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                                [GRAPHIC OMITTED]

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                  MICRO CAP FUND
                                            ----------------------------------------------------------------------------------------
                                                 FOR THE                                                             FOR THE PERIOD
                                            SIX MONTHS ENDED   FOR THE FISCAL    FOR THE FISCAL    FOR THE FISCAL     JUNE 3, 1996*
                                            FEBRUARY 29, 2000     YEAR ENDED        YEAR ENDED        YEAR ENDED         THROUGH
                                               (UNAUDITED)     AUGUST 31, 1999   AUGUST 31, 1998   AUGUST 31, 1997   AUGUST 31, 1996
                                            -----------------  ---------------   ---------------   ---------------   ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .......     $  18.03          $  12.52           $ 18.47          $  11.67          $ 12.00
                                                 --------          --------           -------          --------          -------
Net investment income/(loss) ...............        (0.04)            (0.18)            (0.07)            (0.01)            0.01
Net realized and unrealized gain/(loss) on
   investments and futures transactions,
   if any ..................................         6.29              6.72             (3.23)             6.82            (0.34)
                                                 --------          --------           -------          --------          -------
Net increase/(decrease) in net assets
   resulting from operations ...............         6.25              6.54             (3.30)             6.81            (0.33)
                                                 --------          --------           -------          --------          -------
Dividends and distributions to shareholders
from:
Net investment income ......................           --                --                --             (0.01)              --
Net realized capital gains .................        (4.33)            (1.03)            (2.65)               --               --
                                                 --------          --------           -------          --------          -------
Total dividends and distributions to
shareholders ...............................        (4.33)            (1.03)            (2.65)            (0.01)              --
                                                 --------          --------           -------          --------          -------
Net asset value, end of period .............     $  19.95          $  18.03           $ 12.52          $  18.47          $ 11.67
                                                 ========          ========           =======          ========          =======
Total investment return(1) .................        46.77%            56.09%           (20.74)%           58.41%           (2.75)%
                                                 ========          ========           =======          ========          =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ..     $134,803          $ 76,349           $99,266          $142,119          $14,100
Ratio of expenses to average net assets(2) .         1.00%(3)          1.00%             1.00%             1.00%            1.00%(3)
Ratio of expenses to average net assets
   without waivers and expense
   reimbursements ..........................         1.22%(3)          1.26%             1.23%             1.45%            3.45%(3)
Ratio of net investment income/(loss) to
   average net assets(2) ...................        (0.53)%(3)        (0.46)%           (0.41)%           (0.06)%           0.73%(3)
Portfolio turnover rate ....................       142.99%           316.02%           408.70%           233.49%           42.92%


                                                                                  GROWTH FUND
                                             ---------------------------------------------------------------------------------------
                                                  FOR THE                                                           FOR THE PERIOD
                                             SIX MONTHS ENDED   FOR THE FISCAL   FOR THE FISCAL    FOR THE FISCAL     JUNE 3, 1996*
                                             FEBRUARY 29, 2000     YEAR ENDED       YEAR ENDED       YEAR ENDED          THROUGH
                                                 (UNAUDITED)    AUGUST 31, 1999  AUGUST 31, 1998   AUGUST 31, 1997   AUGUST 31, 1996
                                             -----------------  ---------------  ---------------   ---------------   ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .......       $ 14.89          $  9.75          $ 16.29           $  11.84          $ 12.00
                                                   -------          -------          -------           --------          -------
Net investment income/(loss) ...............         (0.06)           (0.18)           (0.07)             (0.04)            0.01
Net realized and unrealized gain/(loss) on
   investments and futures transactions,
   if any ..................................          8.80             5.33            (3.98)              4.50            (0.17)
                                                   -------          -------          -------           --------          -------
Net increase/(decrease) in net assets
   resulting from operations ...............          8.74             5.15            (4.05)              4.46            (0.16)
                                                   -------          -------          -------           --------          -------
Dividends and distributions to shareholders
from:
Net investment income ......................            --               --               --              (0.01)              --
Net realized capital gains .................         (0.37)           (0.01)           (2.49)                --               --
                                                   -------          -------          -------           --------          -------
Total dividends and distributions to
shareholders ...............................         (0.37)           (0.01)           (2.49)             (0.01)              --
                                                   -------          -------          -------           --------          -------
Net asset value, end of period .............       $ 23.26          $ 14.89          $  9.75           $  16.29          $ 11.84
                                                   =======          =======          =======           ========          =======
Total investment return(1) .................         60.15%           52.80%          (29.03)%            37.69%           (1.33)%
                                                   =======          =======          =======           ========          =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ..       $79,801          $62,376          $77,840           $117,724          $26,756
Ratio of expenses to average net assets(2) .          1.00%(3)         1.00%            1.00%              1.00%            1.00%(3)
Ratio of expenses to average net assets
   without waivers and expense
   reimbursements ..........................          1.24%(3)         1.30%            1.24%              1.40%            2.62%(3)
Ratio of net investment income/(loss) to
   average net assets(2) ...................         (0.61)%(3)       (0.45)%          (0.50)%            (0.38)%           0.71%(3)
Portfolio turnover rate ....................        100.87%          309.60%          338.40%            266.25%           19.21%

-----------
*   Commencement of operations.
(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(2) Reflects waivers and reimbursements.
(3) Annualized.

The accompanying notes are an integral part of the financial statements.

                                     34 & 35

                              N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                                [GRAPHIC OMITTED]

                        FINANCIAL HIGHLIGHTS (CONCLUDED)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                   MID CAP FUND*
                                                    -----------------------------------------------------------------------
                                                         FOR THE
                                                    SIX MONTHS ENDED    FOR THE FISCAL    FOR THE FISCAL    FOR THE FISCAL
                                                    FEBRUARY 29, 2000     YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                       (UNAUDITED)      AUGUST 31, 1999   AUGUST 31, 1998   AUGUST 31, 1997
                                                    -----------------   ---------------   ---------------   ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..............      $ 16.89            $ 13.30           $  17.16          $ 11.56
                                                         -------            -------           --------          -------
Net investment income .............................         0.04               0.05               0.05             0.08
Net realized and unrealized gain/(loss) on
   investments and futures transactions, if any ...         1.48               4.97              (1.24)            5.58
                                                         -------            -------           --------          -------
Net increase/(decrease) in net assets resulting
   from operations ................................         1.52               5.02              (1.19)            5.66
                                                         -------            -------           --------          -------
Dividends and distributions to shareholders from:
Net investment income .............................        (0.03)             (0.06)             (0.06)           (0.06)
Net realized capital gains ........................        (1.97)             (1.37)             (2.61)              --
                                                         -------            -------           --------          -------
Total dividends and distributions to shareholders .        (2.00)             (1.43)             (2.67)           (0.06)
                                                         -------            -------           --------          -------
Net asset value, end of period ....................      $ 16.41            $ 16.89           $ 13.30           $ 17.16
                                                         =======            =======           ========          =======
Total investment return(1) ........................        10.66%             41.61%             (8.97)%          49.11%
                                                         =======            =======           ========          =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .........      $41,262            $49,156           $110,176          $52,491
Ratio of expenses to average net assets(2) ........         1.00%(3)           1.00%              1.00%            1.00%
Ratio of expenses to average net assets without
   waivers and expense reimbursements .............         1.57%(3)           1.33%              1.26%            1.81%
Ratio of net investment income/(loss) to average
   net assets(2) ..................................         0.40%(3)           0.31%              0.36%            0.79%
Portfolio turnover rate ...........................       166.26%            384.71%            341.73%          263.83%


                                                     MID CAP FUND*                    LARGER CAP VALUE FUND
                                                    ---------------  --------------------------------------------------------
                                                    FOR THE PERIOD        FOR THE                            FOR THE PERIOD
                                                     JUNE 3, 1996**  SIX MONTHS ENDED    FOR THE FISCAL    DECEMBER 9, 1997**
                                                        THROUGH      FEBRUARY 29, 2000     YEAR ENDED            THROUGH
                                                    AUGUST 31, 1996     (UNAUDITED)      AUGUST 31, 1999    AUGUST 31, 1998
                                                    ---------------  -----------------   ---------------   ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..............     $12.00            $13.27             $ 10.84            $ 12.00
                                                        ------            ------             -------            -------
Net investment income .............................       0.03              0.14                0.19               0.06
Net realized and unrealized gain/(loss) on
   investments and futures transactions, if any ...      (0.47)            (2.89)               2.58              (1.22)
                                                        ------            ------             -------            -------
Net increase/(decrease) in net assets resulting
   from operations ................................      (0.44)            (2.75)               2.77              (1.16)
                                                        ------            ------             -------            -------
Dividends and distributions to shareholders from:
Net investment income .............................         --             (0.14)              (0.11)                --
Net realized capital gains ........................         --                --               (0.23)                --
                                                        ------            ------             -------            -------
Total dividends and distributions to shareholders .         --             (0.14)              (0.34)                --
                                                        ------            ------             -------            -------
Net asset value, end of period ....................     $11.56            $10.38             $ 13.27            $ 10.84
                                                        ======            ======             =======            =======
Total investment return(1) ........................      (3.67)%          (20.86)%             26.01%             (9.67)%
                                                        ======            ======             =======            =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .........     $3,813            $3,744             $ 8,256            $25,257
Ratio of expenses to average net assets(2) ........       1.00%(3)          1.00%(3)            1.00%              1.00%(3)
Ratio of expenses to average net assets without
   waivers and expense reimbursements .............       8.98%(3)          2.94%(3)            1.80%              2.20%(3)
Ratio of net investment income/(loss) to average
   net assets(2) ..................................       1.89%(3)          1.51%(3)            1.02%              1.26%(3)
Portfolio turnover rate ...........................       5.25%           115.57%             304.89%            166.81%


                                                               SMALL CAP VALUE FUND
                                                    ---------------------------------------
                                                         FOR THE          FOR THE PERIOD
                                                    SIX MONTHS ENDED    NOVEMBER 30, 1998**
                                                    FEBRUARY 29, 2000         THROUGH
                                                       (UNAUDITED)        AUGUST 31, 1999
                                                    -----------------   -------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..............       $12.86              $ 12.00
                                                          ------              -------
Net investment income .............................         0.08                 0.10
Net realized and unrealized gain/(loss) on
   investments and futures transactions, if any ...        (1.63)                0.76
                                                          ------              -------
Net increase/(decrease) in net assets resulting
   from operations ................................        (1.55)                0.86
                                                          ------              -------
Dividends and distributions to shareholders from:
Net investment income .............................        (0.10)                  --
Net realized capital gains ........................        (1.32)                  --
                                                          ------              -------
Total dividends and distributions to shareholders .        (1.42)                  --
                                                          ------              -------
Net asset value, end of period ....................       $ 9.89              $ 12.86
                                                          ======              =======
Total investment return(1) ........................       (12.72)%               7.17%
                                                          ======              =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .........       $9,833              $11,498
Ratio of expenses to average net assets(2) ........         1.00%(3)             1.00%(3)
Ratio of expenses to average net assets without
   waivers and expense reimbursements .............         2.31%(3)             2.59%(3)
Ratio of net investment income/(loss) to average
   net assets(2) ..................................         1.41%(3)             1.15%(3)
Portfolio turnover rate ...........................       123.10%              212.55%

-----------
*   Formerly known as Growth & Value Fund.
**  Commencement of operations.
(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(2) Reflects waivers and reimbursements.
(3) Annualized.

The accompanying notes are an integral part of the financial statements.

                                     36 & 37

                              N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              LARGER CAP VALUE FUND
                              SMALL CAP VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund" which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has seventeen investment portfolios, including the N/I NUMERIC INVESTORS FAMILY OF FUNDS ("n/i numeric investors Family") which consists of five diversified portfolios: N/I NUMERIC INVESTORS Micro Cap Fund ("Micro Cap Fund"), N/I NUMERIC INVESTORS Growth Fund ("Growth Fund"), N/I NUMERIC INVESTORS Mid Cap Fund ("Mid Cap Fund") (formerly known as "N/I NUMERIC INVESTORS Growth & Value Fund"), N/I NUMERIC INVESTORS Larger Cap Value Fund
("Larger Cap Value Fund"), and N/I NUMERIC INVESTORS Small Cap Value Fund ("Small Cap Value Fund") (each a "Fund", collectively the "Funds").

RBB has  authorized  capital of thirty  billion  shares of common stock of which
20.03 billion are currently classified into ninety-nine classes. Each class represents an interest in one of seventeen investment portfolios of RBB. The classes have been grouped into fifteen separate "families", ten of which have begun investment operations.

PORTFOLIO VALUATION -- The net asset value of each Fund is calculated as of the close of regular trading on the NYSE on each business day. Each Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of the RBB's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of each Fund.

REPURCHASE AGREEMENTS -- Each Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom each Fund enters into repurchase agreements are banks and broker/dealers which Numeric Investors L.P.(REGISTRATION MARK) (the Funds' "Adviser" or "Numeric") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Numeric marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

                              N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              LARGER CAP VALUE FUND
                              SMALL CAP VALUE FUND

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Expenses not directly attributable to a specific Fund are allocated based on relative net assets of each Fund.

FINANCIAL FUTURES TRANSACTIONS -- Each Fund may invest in financial futures contracts for hedging purposes, including conversion of cash to equity. When entering into a futures contract, each Fund makes a deposit of an initial margin with its custodian in a segregated account in the name of the futures broker. Subsequent payments to or from the broker, called variation margin, are made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable. When the contracts are closed, a gain or loss is realized equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts.

The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of a Fund's investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of futures by the Funds is subject to Numeric's ability to correctly predict movements in the direction of the market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract. None of the Funds had open futures contracts at February 29, 2000.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. These differences can include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the composition of net assets.

                              N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              LARGER CAP VALUE FUND
                              SMALL CAP VALUE FUND

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and substantially all excise taxes.

For U.S. federal income tax purposes, realized capital losses incurred after October 31, 1998, within the prior fiscal year ("post-October losses"), are deemed to arise on the first day of the current fiscal year. Growth Fund and Mid Cap Fund, incurred and elected to defer such losses of $401,297 and $435,208, respectively.

At August 31, 1999 the Larger Cap Value Fund had a capital loss carryforward of $14,809 which expires in 2007.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Numeric serves as each Fund's investment adviser. For its advisory services, Numeric is entitled to receive 0.75% of each Fund's average daily net assets, accrued daily and paid monthly.

The Adviser has voluntarily agreed to limit each Fund's total operating expenses until December 31, 2000 to the extent that such expenses exceeded 1.00% of each Fund's average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended February 29, 2000, investment advisory fees, waivers and reimbursements of expenses were as follows:

                                                           GROSS                       NET          EXPENSE
FUND                                                   ADVISORY FEES   WAIVERS    ADVISORY FEES  REIMBURSEMENT
----                                                   -------------  ----------  -------------  -------------
Micro Cap Fund ....................................       $372,445    $ (40,250)    $332,195             --
Growth Fund .......................................        250,587      (33,723)     216,864             --
Mid Cap Fund* .....................................        171,377     (101,825)      69,552             --
Larger Cap Value Fund .............................         24,136      (24,136)          --        $15,956
Small Cap Value Fund ..............................         39,695      (35,501)       4,194             --

-----------
* Formerly known as Growth & Value Fund.

The Funds will not pay Numeric at a later time for any amounts it may waive or any amounts which Numeric has assumed.

PFPC Inc., ("PFPC") an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., and Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serve as co-administrators for each Fund. For providing administrative services PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of each Fund's average daily net assets subject to a minimum monthly fee of $6,250 per Fund. BSFM is entitled to receive a monthly fee equal to an annual rate of 0.05% on the first $150 million and 0.02% of each Fund's average daily net assets thereafter.

                              N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              LARGER CAP VALUE FUND
                              SMALL CAP VALUE FUND

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

For the six months ended February 29, 2000, PFPC, at its discretion, voluntarily agreed to waive a portion of its co-administration fees for the Micro Cap, Growth, Larger Cap Value and Small Cap Value Funds. During such period, PFPC's co-administration fees and related waivers were as follows:

                                  PFPC GROSS             PFPC            PFPC NET
FUND                        CO-ADMINISTRATION FEES      WAIVERS   CO-ADMINISTRATION FEES
----                        ----------------------     --------   ----------------------
Micro Cap Fund ............        $62,105             $ (4,966)          $57,139
Growth Fund ...............         41,862               (2,744)           39,118
Mid Cap Fund* .............         37,500                   --            37,500
Larger Cap Value Fund .....         37,500              (12,500)           25,000
Small Cap Value Fund ......         37,500              (18,750)           18,750

In addition, PFPC serves as each Fund's transfer and dividend disbursing agent. PFPC, at its discretion, voluntarily agreed to waive a portion of its transfer agency fees for Larger Cap Value Fund and Small Cap Value Fund. For the six months ended February 29, 2000, transfer agency fees and waivers were as follows:

                                    GROSS                             NET
                               TRANSFER AGENCY                  TRANSFER AGENCY
FUND                                FEES            WAIVERS          FEES
----                           ---------------     --------     ---------------
Micro Cap Fund ..............     $31,252               --          $31,252
Growth Fund .................      26,988               --           26,988
Mid Cap Fund* ...............      46,424               --           46,424
Larger Cap Value Fund .......      20,816          $(6,000)          14,816
Small Cap Value Fund ........      19,893           (9,000)          10,893

Provident Distributors, Inc. ("PDI") provides certain administrative services to each Fund. As compensation for such administrative services, PDI is entitled to receive a monthly fee equal to an annual rate of 0.15% of each Fund's average daily net assets.

PDI has, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for each Fund. For the six months ended February 29, 2000, administrative services fees and waivers were as follows:

                                  GROSS
                             ADMINISTRATIVE                   NET ADMINISTRATIVE
FUND                          SERVICES FEES      WAIVERS         SERVICES FEES
----                         --------------      --------     ------------------
Micro Cap Fund .............     $74,489         $(64,557)          $9,932
Growth Fund ................      50,177          (43,486)           6,691
Mid Cap Fund* ..............      34,275          (27,420)           6,855
Larger Cap Value Fund ......       4,827           (3,862)             965
Small Cap Value Fund .......       7,939           (6,351)           1,588
-----------
* Formerly known as Growth & Value Fund.

These fees are computed daily and paid monthly.

                              N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              LARGER CAP VALUE FUND
                              SMALL CAP VALUE FUND

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at February 29, 2000 were $104,112,503, $55,222,590, $41,623,000, $4,056,753, and
$10,930,583 for Micro Cap Fund, Growth Fund, Mid Cap Fund, Larger Cap Value Fund and Small Cap Value Fund, respectively. Accordingly, the net unrealized appreciation/(depreciation) of investments were as follows:

                                 GROSS            GROSS        NET APPRECIATION/
FUND                         APPRECIATION     DEPRECIATION      (DEPRECIATION)
----                         ------------     ------------     -----------------
Micro Cap Fund ............  $33,946,021      $(4,031,852)        $29,914,169
Growth Fund ...............   28,430,752       (3,616,312)         24,814,440
Mid Cap Fund* .............    4,989,704       (5,190,489)           (200,785)
Larger Cap Value Fund .....       40,988         (682,148)           (641,160)
Small Cap Value Fund ......      434,994       (1,630,750)         (1,195,756)

For the six months ended February 29, 2000, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

FUND                                             PURCHASES              SALES
----                                           ------------         ------------
Micro Cap Fund .............................   $153,172,289         $138,909,857
Growth Fund ................................     66,446,208           82,746,376
Mid Cap Fund* ..............................     73,821,455           85,904,879
Larger Cap Value Fund ......................      7,215,305           10,566,612
Small Cap Value Fund .......................     12,550,446           12,726,001
-----------
* Formerly known as Growth & Value Fund.

                              N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              LARGER CAP VALUE FUND
                              SMALL CAP VALUE FUND

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

4. CAPITAL SHARE TRANSACTIONS

As of February 29, 2000 each Fund has 50,000,000 shares of $0.001 par value common stock authorized.

Transactions in capital shares for the respective periods were as follows:

                                                                 MICRO CAP FUND
                                          -------------------------------------------------------
                                                  FOR THE
                                             SIX MONTHS ENDED                    FOR THE
                                             FEBRUARY 29, 2000              FISCAL YEAR ENDED
                                                (UNAUDITED)                  AUGUST 31, 1999
                                          -----------------------       -------------------------
                                            SHARES      AMOUNT            SHARES        AMOUNT
                                          ---------  ------------       ----------   ------------
Sales ................................    2,323,402  $ 34,458,481          381,712   $  6,008,613
Repurchases ..........................    1,145,109)  (18,453,046)      (4,714,604)   (73,124,102)
Reinvestments ........................    1,344,665    17,843,711          636,739      7,781,380
                                          ---------  ------------       ----------   ------------
Net increase/(decrease) ..............    2,522,958  $ 33,849,146       (3,696,153)  $(59,334,109)
                                          =========  ============       ==========   ============

                                                                 GROWTH FUND
                                          ---------------------------------------------------------
                                                  FOR THE
                                             SIX MONTHS ENDED                      FOR THE
                                             FEBRUARY 29, 2000                FISCAL YEAR ENDED
                                                (UNAUDITED)                    AUGUST 31, 1999
                                          ------------------------       --------------------------
                                            SHARES       AMOUNT            SHARES         AMOUNT
                                          ----------  ------------       ----------    ------------
Sales ................................       594,887  $  9,944,415          779,158    $  9,139,659
Repurchases ..........................    (1,456,333)  (25,268,866)      (4,573,587)    (56,544,582)
Reinvestments ........................       101,679     1,470,267            3,862          37,113
                                          ----------  ------------       ----------    ------------
Net decrease .........................      (759,767) $(13,854,184)      (3,790,567)   $(47,367,810)
                                          ==========  ============       ==========    ============

                                                                  MID CAP FUND*
                                          --------------------------------------------------------
                                                  FOR THE
                                             SIX MONTHS ENDED                      FOR THE
                                             FEBRUARY 29, 2000                FISCAL YEAR ENDED
                                                (UNAUDITED)                    AUGUST 31, 1999
                                          ------------------------      --------------------------
                                            SHARES       AMOUNT           SHARES         AMOUNT
                                          ----------  ------------      ----------   -------------
Sales ................................       544,259  $  8,652,664         927,772   $  13,811,036
Repurchases ..........................    (1,314,843)  (20,958,378)     (7,201,736)   (109,304,768)
Reinvestments ........................       373,721     5,370,369         897,920      11,153,016
                                          ----------  ------------      ----------   -------------
Net decrease .........................      (396,863) $ (6,935,345)     (5,376,044)  $ (84,340,716)
                                          ==========  ============      ==========   =============

-----------
* Formerly known as Growth & Value Fund.

                              N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              LARGER CAP VALUE FUND
                              SMALL CAP VALUE FUND

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                                               LARGER CAP VALUE FUND
                                          ------------------------------------------------------
                                                  FOR THE
                                             SIX MONTHS ENDED                    FOR THE
                                             FEBRUARY 29, 2000              FISCAL YEAR ENDED
                                                (UNAUDITED)                  AUGUST 31, 1999
                                          ----------------------       -------------------------
                                            SHARES       AMOUNT          SHARES        AMOUNT
                                          ----------  ----------       ----------   ------------
Sales ................................      55,572   $   684,411          247,019   $  3,045,277
Repurchases ..........................    (324,299)   (3,915,627)      (2,023,238)   (26,042,313)
Reinvestments ........................       6,976        85,808           68,164        786,614
                                          --------   -----------       ----------   ------------
Net decrease .........................    (261,751)  $(3,145,408)      (1,708,055)  $(22,210,422)
                                          ========   ===========       ==========   ============

                                                              SMALL CAP VALUE FUND
                                          ------------------------------------------------------
                                                 FOR THE                        FOR THE
                                            SIX MONTHS ENDED          PERIOD NOVEMBER 30, 1998**
                                            FEBRUARY 29, 2000                   THROUGH
                                               (UNAUDITED)                  AUGUST 31, 1999
                                          ---------------------       --------------------------
                                          SHARES       AMOUNT           SHARES         AMOUNT
                                          -------    ----------       ---------      -----------
Sales ................................     47,718    $  522,850       1,000,505      $11,856,127
Repurchases ..........................    (67,199)     (725,831)       (106,258)      (1,239,279)
Reinvestments ........................    119,413     1,251,449              --               --
                                          -------    ----------       ---------      -----------
Net increase .........................     99,932    $1,048,468         894,247      $10,616,848
                                          =======    ==========       =========      ===========

5. SECURITIES LENDING

Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The cash collateral is reinvested into repurchase agreements which are in turn collateralized by various U.S. Treasury Bills. The market value of securities on loan to brokers and the related value of cash collateral and indemnification received at February 29, 2000, was as follows:

                                  MARKET VALUE OF SECURITIES
FUND                                        ON LOAN               MARKET VALUE OF COLLATERAL
----                              --------------------------      --------------------------
Micro Cap Fund .................         $17,949,979                     $18,255,361
Growth Fund ....................           9,603,378                       9,778,577
Mid Cap Fund* ..................           2,237,069                       2,282,888
Larger Cap Value Fund ..........             190,073                         197,114
Small Cap Value Fund ...........             972,085                         992,012

-----------
*  Formerly known as Growth & Value Fund.
** Commencement of Operations.

                              N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              LARGER CAP VALUE FUND
                              SMALL CAP VALUE FUND

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

6. COLLATERAL FOR REPURCHASE AGREEMENTS

Listed below is the collateral associated with the repurchase agreements with Bear, Stearns & Co. Inc., outstanding at February 29, 2000:

                                                                                 MICRO CAP FUND
                                               -----------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT                                              ACCRUED        TOTAL
ISSUER                                          (000'S)   MATURITY   INTEREST RATE   MARKET VALUE   INTEREST   MARKET VALUE
------                                         ---------  --------   -------------   ------------   --------   ------------
United States Treasury Note ................    $3,825    01/31/01      4.500%        $3,763,418     $14,344    $3,777,762
                                                                                      ==========     =======    ==========

                                                                                 GROWTH FUND
                                               -----------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT                                              ACCRUED        TOTAL
ISSUER                                          (000'S)   MATURITY   INTEREST RATE   MARKET VALUE   INTEREST   MARKET VALUE
------                                         ---------  --------   -------------   ------------   --------   ------------
United States Treasury Bill ................    $1,475    05/18/00       --           $1,456,902       --       $1,456,902
                                                                                      ==========     =======    ==========

                                                                                   MID CAP FUND*
                                               -----------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT                                              ACCRUED        TOTAL
ISSUER                                          (000'S)   MATURITY   INTEREST RATE   MARKET VALUE   INTEREST   MARKET VALUE
------                                         ---------  --------   -------------   ------------   --------   ------------
United States Treasury Bill ................    $  795    03/09/00       --           $  793,982         --     $  793,982
United States Treasury Strip ...............         7    02/15/10       --                3,376         --          3,376
                                                                                      ----------    --------    ----------
   Total ...................................                                          $  797,358         --     $  797,358
                                                                                      ==========    ========    ==========

                                                                               SMALL CAP VALUE FUND
                                               -----------------------------------------------------------------------------
                                               PRINCIPAL
                                                AMOUNT                                              ACCRUED        TOTAL
ISSUER                                          (000'S)   MATURITY   INTEREST RATE   MARKET VALUE   INTEREST   MARKET VALUE
------                                         ---------  --------   -------------   ------------   --------   ------------
United States Treasury Bill ................    $  440    03/09/00       --           $  369,526         --     $  369,526
United States Treasury Note ................        85    01/15/09       3.875%           82,290     $  412         82,702
                                                                                      ----------     ------     ----------
   Total ...................................                                          $  451,816     $  412     $  452,228
                                                                                      ==========     ======     ==========

-----------
*  Formerly known as Growth & Value Fund.

                              N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                                [GRAPHIC OMITTED]

                                 MICRO CAP FUND
                                   GROWTH FUND
                                  MID CAP FUND
                              LARGER CAP VALUE FUND
                              SMALL CAP VALUE FUND

              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 7. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

On November 22, 1999* a special meeting of the shareholders of the n/i numeric investors Family of RBB was held for the purpose of approving an amendment to the investment advisory agreement between RBB and Numeric.

The voting results are as follows:

FUND                             FOR      AGAINST    ABSTAINED    NON-VOTES
----                         ---------    -------    ---------    ---------
Micro Cap Fund* ...........  1,404,935    339,689      663,387    1,802,166
Growth Fund ...............  2,749,586    153,900       21,499    1,166,065
Mid Cap Fund** ............  1,172,069    228,678       34,382    1,413,420
Larger Cap Value Fund .....    145,069    209,774        4,244      252,431
Small Cap Value Fund ......    786,702      5,052        1,685       99,185

As a result, until January 1, 2001, Numeric is entitled to a management fee of 0.75% of the Growth, Mid Cap and Small Cap Value Funds' average daily net assets before fee waivers and expense reimbursements, if any. Thereafter, Numeric is entitled to a performance based fee for the Growth, Mid Cap and Small Cap Value Funds (advisory fees for the Micro Cap and Larger Cap Value Funds will remain unchanged). The current fee of 0.75% would only increase if performance exceeds the benchmark by 4.00% or more in a given 12-month period and would be less than the current fee if performance does not exceed the benchmark by 3.00% in a given 12-month period. The performance based fee is calculated at the end of each month using a basic fee of 0.85% of average daily net assets, and a performance fee adjustment based upon each Fund's performance during the last rolling 12-month period. Each Fund's net performance would be compared with the performance of its benchmark index during that same rolling 12-month period. When a Fund's performance is at least 5.00% better than its benchmark, it would pay Numeric more than the basic fee. If a Fund did not perform at least 4.00% better than its benchmark, Numeric would be paid less than the basic fee. Each 1.00% of the difference in performance between a Fund and its benchmark plus 4.00% during the performance period would result in a 0.10% adjustment to the basic fee. The benchmark index for each of the Growth, Mid Cap and Small Cap Value Funds is the Russell 2500 Growth Index, S&P MidCap 400 Index and Russell 2000 Value Index, respectively.

-----------
* The November 22, 1999 special meeting of the shareholders of the Fund was adjourned until November 29, 1999 with respect to the Micro Cap Fund. As such, the results stated for the Micro Cap Fund are from the November 29, 1999 meeting.
** Formerly known as Growth & Value Fund.

                              N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                                [GRAPHIC OMITTED]

                               One Memorial Drive
                               Cambridge, MA 02142

                            1-800-numeric [686-3742]
                             http://www.numeric.com

      INVESTMENT ADVISER
           Numeric Investors L.P.(REGISTRATION MARK)
           One Memorial Drive
           Cambridge, MA 02142

      CO-ADMINISTRATORS
           Bear Stearns Funds Management Inc.
           575 Lexington Avenue
           New York, NY 10022

           PFPC Inc.
           Bellevue Corporate Center
           400 Bellevue Parkway
           Wilmington, DE 19809

      DISTRIBUTOR
           Provident Distributors, Inc.
           3200 Horizons Drive
           King of Prussia, PA 19406

      CUSTODIAN
           Custodial Trust Company
           101 Carnegie Center
           Princeton, NJ 05840

      TRANSFER AGENT
           PFPC Inc.
           Bellevue Corporate Center
           400 Bellevue Parkway
           Wilmington, DE 19809

      INDEPENDENT ACCOUNTANTS
           PricewaterhouseCoopers LLP
           2400 Eleven Penn Center
           Philadelphia, PA 19103

      COUNSEL
           Drinker Biddle & Reath LLP
           One Logan Square
           18th and Cherry Streets
           Philadelphia, PA 19103

The financial information included herein is taken from the records of each Fund without examination by independent auditors who do not express an opinion thereon.

This report is submitted for the general information of the shareholders of each Fund.It is not authorized for the distribution to prospective investors in each Fund unless it is preceded or accompanied by a current prospectus which includes details regarding each Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The total investment return and principal value of an investment in each Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

                              N/I NUMERIC INVESTORS
                             FAMILY OF FUNDS (LOGO)
                                [GRAPHIC OMITTED]

                               One Memorial Drive
                               Cambridge, MA 02142

                            1-800-numeric [686-3742]
                             http://www.numeric.com